UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Multi-Manager Large-Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	—	NSMCX	NSQRX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCOX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	NVORX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen Multi-Manager Large Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen Asset Management, LLC, and Symphony Asset Management LLC. Nuveen Asset Management and Symphony are affiliates of Nuveen Investments. Jerrold Sensor, CFA, and Thomas Wenzel, CFA, oversee the portion of the Fund’s assets managed by ICAP, while Keith Hembre, CFA, Walter French and James Colon, CFA, oversee the Fund’s asset managed by Nuveen Asset Management. Gunther Stein and Ron Sakamoto oversee the portion of the Fund’s assets managed by Symphony.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/Mid-Cap Value and Small-Cap Value Funds.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Fund.

Effective at the close of business on July 29, 2011, the Nuveen Tradewinds Value Opportunities Fund was closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;

•	Defined contribution retirement plans that purchase shares of the Fund prior to October 31, 2011;

•	Full-time and retired employees of Nuveen Investments and its affiliates as well as their immediate family members;

•	Officers, trustees, and former trustees of the Nuveen Funds; and

•	Benefit plans sponsored by Nuveen Investments or its affiliates.

How did the Funds perform during the six-month period ended December 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2011. Each Funds’ Class A Share total returns are compared with the performance of their corresponding market indexes and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

Nuveen Investments	5

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Fund’s Class A Shares at net asset value outperformed the comparative Lipper classification average, but underperformed Russell 1000 Value Index and the S&P 500 Index over the six months ending December 31, 2011.

The Fund uses three separate sub-advisers to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. For the Nuveen Asset Management portion of the Fund, we create proprietary models to help establish quantitative links between economic/market variables, investment factors, and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We also use historical analysis of these drivers to estimate equity market return and the relative contribution to market returns for a comprehensive list of investment factors. We evaluate each stock in the investable universe to determine its sensitivity to the expected returns for each factor and estimate a potential contribution for each stock. The Fund’s portfolio will include stocks that we believe target the highest expected returns within the established risk budget. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

For the ICAP portion of the Fund, during a volatile period — in which the stock market dropped sharply in the third quarter but made up most of that loss in a strong fourth-quarter rebound — both sector allocation and stock selection helped the portfolio’s return.

Stock selection in the financials and communications sectors added to the portfolio’s performance relative to the Russell benchmark, while stock selection in health care and consumer staples detracted on a relative basis. Ironically, on a sector-allocation basis, the portfolio was helped the most by overweighting health care and consumer staples. Having no exposure to the utilities sector detracted from relative performance, given that group’s very strong results.

During the period, we made a number of changes to the portfolio in response to shifting market conditions, or when we found attractive opportunities. For example, the portfolio’s weighting in the technology sector increased as we bought shares of network communications company Cisco Systems while adding to the portfolio’s stake in software maker Microsoft. In the consumer staples sector, we established a position in Procter & Gamble, a maker of household and personal care items, while selling restaurant giant McDonald’s and trimming positions in beverage makers PepsiCo and The Coca-Cola Company.

6	Nuveen Investments

In the retail sector, we sold our stakes in home improvement chain Lowe’s and office-supply retailer Staples from the portfolio. In health care, we reduced the portfolio’s weighting by trimming several of the portfolio’s pharmaceutical investments, including Sanofi, Merck and Johnson & Johnson.

On an individual basis, the Fund’s top contributors to performance relative to the Russell 1000 Value Index included U.K.-based wireless communications provider Vodafone, Coca-Cola and diversified pharmaceutical company Pfizer. Vodafone benefited from investors’ expectations that Verizon Wireless — of which Vodafone owns 45% — will begin to pay dividends to its parent companies. Shares of Coca-Cola rose, as the company continued to successfully integrate its U.S. bottling operations, which the company recently acquired, and realize continued growth from emerging markets. Pfizer outperformed in response to its aggressive efforts to cut costs and restructure its business. All three positions remained in the portfolio at period end.

On the negative side, the three largest relative detractors were insurance company MetLife, specialty drug maker Hospira and auto-parts manufacturer Johnson Controls. MetLife was hurt by the prospects for a continued low interest rate environment, which reduced their investment income. However, we continued to own the company’s shares at period end, given our view that MetLife was attractively valued and well-positioned to manage through this difficult period for its business. Hospira underperformed in response to problems affecting their manufacturing facilities. When it became clear to us that these challenges were likely to be ongoing, we decided to sell the portfolio’s position. Johnson Controls lagged due to its high exposure to the underperforming automotive sector. However, we still believed Johnson Controls was poised to benefit from its battery, building-efficiency and automotive businesses over the longer-term, especially given the company’s attractive ties to the China market.

In the portion of the portfolio managed by Nuveen Asset Management, the Fund, on average, was overweighted in energy, telecom services and utilities during the period. On average, the Fund was underweighted in staples, financials, materials, industrials and consumer discretionary. The largest single sector overweight was in energy, where the Fund was, on average, 3.1% overweight versus the index. This position contributed negatively to the Fund’s relative performance. The largest single underweight was, on average, in financials, where the Fund was 2.4% underweight versus the index. This position contributed positively to the Fund’s relative performance. Overall, sector weightings were a positive to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a negative for the Fund during the reporting period, with the stock picks within the information technology sector having the largest negative impact. The holdings within the energy, health care and financial sectors were also a negative for the Fund. Holdings within the utilities and staples sectors resulted in positive relative performance for the Fund.

For the portion of the Fund managed by Symphony, we remained invested in companies with relatively strong fundamentals. During the reporting period versus the benchmark, we benefited from not owning many of the large cap banks, such as Bank of America,

Nuveen Investments	7

Goldman Sachs, and JPMorgan. Throughout 2011, we were concerned about the negative revenue and regulatory environment for large cap banks and capital market names, which caused us to underweight our holdings. We continue to believe that due to regulatory uncertainty, continued fee pressures and higher capital requirements banks are slowly being turned into utility-like stocks and believe they may continue to re-rate lower.

Several positions detracted from performance, including Freeport McMoran, a copper, gold and molybdenum mining company. After a strong run, shares underperformed the broader market. Chinese demand for copper and other commodities had been a key driver of metals prices in recent years. As China took steps to temper its high economic growth by raising interest rates, investors took profits in Freeport’s shares.

Also negatively impacting performance was Hartford Financial, which struggled due to its equity market and interest rate sensitivities. The firm also has large exposure to Japan, and was therefore more negatively impacted than peers by the earthquake and tsunami. We continue to think substantial value exists when viewed on a sum-of-the-parts basis as its life insurance business appears to be ascribed little value and we calculate it would be trading at a 40% discount to peers if it were a stand-alone entity.

Nuveen NWQ Multi-Cap Value Fund

The Fund’s Class A Shares at net asset value underperformed the Russell 3000 Value Index, the S&P 500 Index, and its Lipper classification average for the six-month period ended December 31, 2011.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The six-month period was marked by increased volatility and market weakness. During the reporting period, three Fund holdings received takeover bids, including Motorola Mobility Holdings, Northgate Minerals, and Petrohawk Energy. Motorola Mobility received an all cash takeover offer in August from Google Inc. at $40 per share, which represented a 63% premium to the stock’s previous day closing price. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. We had increased our position in Motorola Mobility in March 2011 based on valuation given the attractiveness of its patent portfolio, and subsequently eliminated the entire position after the acquisition was announced. Northgate Minerals Corp. was acquired by AuRico Gold in an all stock deal. Based on the price of AuRico shares prior to the transaction, Northgate shares were valued at approximately a 50% premium to their prior day’s close. We trimmed our position after the deal was announced, and subsequently repurchased the shares at a lower price. Petrohawk Energy Inc. accepted an all cash takeover offer from BHP Billiton Ltd. for $38.75 per share, a 60% premium to the stock’s previous day closing price. Among other portfolio gainers, Salix Pharmaceuticals Ltd. rose after the company received support from an FDA panel to run its phase 3 study looking at retreatment of irritable bowel syndrome

8	Nuveen Investments

(IBS-D) patients with Xifaxan, its proposed IBS-D drug. Approval of the drug, which we believe is possible in 2014, could be a very significant catalyst for the shares.

Several positions detracted from performance including, PMC-Sierra Inc. The company declined as fundamentals were negatively impacted in the short term as semiconductor inventory levels are worked off in multiple markets it serves, including storage, wireless, and network spending. We believe PMC-Sierra is well positioned to benefit as networks upgrade storage systems and telecom providers upgrade their networks. The stock is cheap and the company employs very good engineering talent, which we believe could make it an attractive acquisition target. We increased our stake in PMC-Sierra in December.

Also detracting from performance was Genworth Financial. Despite stability in its life and international mortgage divisions, Genworth Financial declined as its U.S. mortgage insurance business struggled given the lingering weakness in the housing market. Genworth is on track for a partial IPO of its Australian mortgage insurance business in the first half of 2012, with proceeds that could be used for debt repayment or share buyback. We believe there is an increasing sense of urgency by management to address the company’s business mix, balance sheet, and financial flexibility to increase shareholder value. The company recently has taken action to monetize additional assets as well. Talisman Energy Inc. also declined given additional delays at its Yme project in the North Sea. The project is a key driver for near term cash flow and production growth. We believe the Yme project will get back on track as new management appears more capable in resolving the prior management’s challenges.

We initiated new positions in four stocks during the period, including Cisco Systems, Guess, Paccar and Vertex Pharmaceuticals. Shares of Guess declined on concerns regarding slowing U.S. sales and the company’s sizable exposure to Italy. We believe the market has overly discounted these short-term concerns as the performance of the company’s North American stores is improving, and sales in Europe continue to grow. Key categories such as premium denim also continue to strengthen. We believe that Guess’s international and licensing businesses alone support the lion’s share of its current market value. The share price of Cisco Systems fully discounts lower future operating margins and gives little value to the company’s core franchise or management’s ability to successfully restructure its businesses, in our opinion. With a cash rich balance sheet and 9% free cash flow yield, we feel that shares of Cisco offer meaningful downside protection and potential upside through stock repurchases, increased dividends, and successful reorganization and product repositioning efforts.

Paccar is the fifth largest manufacturer of medium and heavy trucks worldwide and historically has been recognized for its premium brands (DAF, Kenworth, Peterbilt) and strong profitability. More recently, the stock has been pressured as the company has reported declining incremental margins, causing investors to question the structural profitability of the firm. We believe profitability remains intact given an expected truck replacement cycle due to an aging in-force fleet as well as recent cost reductions and restructuring efforts. We believe shares of Paccar offer downside protection given its strong free cash flow, a net cash balance sheet, and minimal pension obligations. We began buying Vertex Pharmaceuticals subsequent to a 40%+ correction after the market

Nuveen Investments	9

discounted the reality that Vertex’s leading hepatitis-C virus (HCV) franchise was likely to be short lived given the success of a competing drug that boasted better efficacy with far fewer side effects. We view the HCV franchise as a good source of cash flow which we believe the company will use to continue to fund its cystic fibrosis (CF) franchise, which should provide upside to the stock as the use of its new CF drug (Kalydeco) expands. Vertex has filed Kalydeco for use in a type of CF that accounts for less than 5% of the overall market, but is continuing to test the drug to be used in a far broader portion of the CF population. At current prices, we believe the risk/reward is quite favorable as we do not believe the market has given any credit for Kalydeco potentially being used more broadly, while expectations for the HCV franchise have already been drastically reduced.

We tendered 85% of our Amgen stock in a Dutch auction at $60 per share, and sold the remaining shares shortly thereafter. Although we believe Amgen has an attractive valuation with a solid drug pipeline that includes denosumab for the treatment of bone loss, the company faces a number of regulatory and competitive headwinds going forward that caused us to be more cautious. We eliminated Philip Morris International from the portfolio as significant outperformance in 2011 brought its valuation to levels where we believed that the stock’s risk/reward was no longer biased in our favor. At the time of the sale in November, the stock had generated a total return of roughly 27% in 2011, driven by above trend-line earnings and cash flows. While we believe that the company is operating near peak efficiency, some headwinds in 2012, including very difficult foreign exchange comparisons, the difficulty of sustaining outsized 2011 post-tsunami gains in Japan, and a fight against plain packaging legislation in Australia made us incrementally more cautious after a year where basically everything went right for the company. We exited the position due to more attractive investment opportunities. Aurizon Mines Ltd. and Merck & Co. were also eliminated from the portfolio during the period.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at net asset value underperformed its comparative Lipper classification average and the Russell 1000 Value Index for the six-month period ended December 31, 2011.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The six-month period was marked by increased volatility and market weakness. Several positions positively contributed to performance, including Motorola Mobility, which received an all cash takeover offer in August from Google Inc. at $40 per share, which represented a 63% premium to the stock’s previous day closing price. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. We had increased our position in Motorola Mobility in March 2011 based on valuation given the attractiveness of its patent portfolio, and

10	Nuveen Investments

subsequently eliminated the entire position after the acquisition was announced. Cisco Systems appreciated on indications that its recently enacted strategic restructuring plan is beginning to gain traction as trends in its switching business have stabilized and sales execution and gross margins have improved. A significant headwind for the company is also showing signs of abating, as competitor Hewlett Packard is acting more rationally by implementing less aggressive pricing in the networking and server markets. Noble Energy continued to execute on all cylinders, and we believe the company is well positioned to take advantage of opportunities both in the U.S. and abroad. During the period, Noble entered a joint venture to develop the liquids rich portion of a play in the Marcellus shale formation, and announced a discovery offshore from Cyprus that has significant estimated gross recoverable reserves of natural gas.

Stocks of brokers, like Goldman Sachs, and multinational banks, including Citigroup, continued to be pressured by concerns such as the European debt crisis, ongoing implementation of new regulations, and an overall weak capital markets and trading environment. For the banking sector, although economic uncertainty and the low interest rate environment continued to weigh on the group, many operating metrics continued to strengthen as capital and reserve levels are near all time highs and loan growth is emerging. We continued to like our bank holdings, given gradually improving fundamentals, extremely low expectations, and valuations that are well below historical levels. General Motors declined as the company provided cautious guidance due to struggles with restructuring efforts at its European and Brazilian operations. While GM Europe remains a challenge as weak demand and structural overcapacity is pressuring margins, a new product lineup coming out in 2013 that will replace the GMT900 truck platform looks very promising. In our opinion, the overall GM investment case remains attractive as the company has a healthy balance sheet and is well positioned in emerging markets, particularly China. We believe the shares are truly inexpensive.

During the period, we initiated a new position in Paccar. Paccar is the fifth largest manufacturer of medium and heavy trucks worldwide and historically has been recognized for its premium brands (DAF, Kenworth, Peterbilt) and strong profitability. More recently, the stock has been pressured as the company has reported declining incremental margins, causing investors to question the structural profitability of the firm. We believe profitability remains intact given an expected truck replacement cycle due to an aging in-force fleet as well as recent cost reductions and restructuring efforts. We believe shares of Paccar offer some measure of downside protection given its strong free cash flow, a net cash balance sheet, and minimal pension obligations.

We tendered 85% of our Amgen stock in a Dutch auction at $60 per share, and sold the remaining shares shortly thereafter. Although we believe Amgen has an attractive valuation with a solid drug pipeline that includes denosumab for the treatment of bone loss, the company faces a number of regulatory and competitive headwinds going forward that caused us to be more cautious.

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at net asset value outperformed the Russell 2500 Index and Lipper classification average for the six-month period ended December 31, 2011.

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Over the period, the Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, relative outperformance was driven by strength in the Fund’s consumer discretionary, consumer staples and materials and processing sector holdings. This relative strength was partially offset by weakness in the energy and producer durables sectors.

Northgate Minerals was the best performing position. On August 29, 2011, Northgate Minerals entered into a definitive agreement to be acquired by AuRico Gold in an all stock deal. The position was trimmed after the deal was announced. Shares were subsequently repurchased as the stock price weakened amid concerns that the deal would not receive shareholder approval. The acquisition was completed on October 25, 2011. Northgate shares were exchanged for shares of AuRico Gold, which the Fund continues to hold. Post acquisition, AuRico’s stock detracted from performance as gold bullion sold-off late in the reporting period and gold miners underperformed. However, we believe AuRico’s stock remains attractive. We think the company’s Young Davidson mine should come into production in the second quarter of 2012 to provide a strong catalyst for revaluation of the company.

Elizabeth Arden, one of our consumer discretionary holdings, also contributed to the Fund’s outperformance. Excitement over the relaunch of the Elizabeth Arden brand, a reinvigorated corporate focus on growing revenues in the sizable European market, and a well-articulated strategy to expand skincare sales in Asia provided a fundamental tailwind for the company’s shares. In addition, a flight to safety that seemed to benefit many consumer products companies offered a favorable macro environment for the stock. We added to positions in TreeHouse Foods and Casey’s General Stores during the reporting period, and both were among the top performing holdings.

The Fund’s energy stocks declined in conjunction with a weak energy market as oil prices plunged during the first half of the reporting period on fears of slowing growth. While Denbury Resources detracted from performance, the company’s stock rebounded sharply in the second half of the period as oil prices rose off their October lows. We continue to believe that rising global demand and limited supply will support oil prices in the out years.

Commodities also sold-off during the period over concerns about slowing global growth and increased populist government policies worldwide, which could result in increased taxes and royalties on mining companies. Materials and processing sector holding Thompson Creek Metals Company, Inc. negatively impacted performance. However, we believe the company’s purchase of Terrane Metals in the fall of 2010 has resulted in a more diversified metals business with reserves in molybdenum, copper and gold.

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Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at net asset value outperformed the Russell 2000 Value Index and the Lipper classification average for the six-month period ended December 31, 2011.

Over the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, relative outperformance was driven by strength in the Fund’s materials and processing and consumer discretionary sector holdings. This relative strength was partially offset by weakness in the technology and energy sectors.

Northgate Minerals was the best performing position. On August 29, 2011, Northgate Minerals entered into a definitive agreement to be acquired by AuRico Gold in an all stock deal. The position was trimmed on strength after the deal was announced. Shares were subsequently repurchased as the stock price weakened amid concerns that the deal would not receive shareholder approval. The acquisition was completed on October 25, 2011. Northgate shares were exchanged for shares of AuRico Gold, which the Fund continues to hold. Post acquisition, AuRico’s stock detracted from performance as gold bullion sold-off late in the reporting period and gold miners underperformed. However, we believe AuRico’s stock remains attractive. We think the company’s Young Davidson mine should come into production in the second quarter of 2012 to provide a strong catalyst for revaluation of the company.

Elizabeth Arden, one of our consumer discretionary holdings, also contributed to the Fund’s outperformance. Excitement over the relaunch of the Elizabeth Arden brand, a reinvigorated corporate focus on growing revenues in the sizable European market, and a well-articulated strategy to expand skincare sales in Asia provided a fundamental tailwind for the company’s shares. In addition, a flight to safety that seemed to benefit many consumer products companies offered a favorable macro environment for the stock. We added to positions in TreeHouse Foods and Casey’s General Stores stock during the reporting period, and both were among the top performing holdings for the period.

Detractors from performance during the period included semiconductor networking solution provider PMC-Sierra Inc. The company’s fundamentals were negatively impacted by an inventory correction in the original equipment manufacturer channel. Capital allocation has also been a concern. Despite these headwinds, the company maintains significant market share in its higher growth enterprise storage space, and we think orders should improve in 2012 as enterprise and carriers spend on new systems that require increased network and storage capacity. Additionally, the company’s excellent engineering talent could make it an attractive acquisition target. We initiated a position when shares were trading near their 52-week low.

Commodities also sold-off during the period over concerns about slowing global growth and increased populist government policies worldwide, which could result in increased

Nuveen Investments	13

taxes and royalties on mining companies. Materials and processing sector holding Thompson Creek Metals Company, Inc. negatively impacted performance. However, we believe the company’s purchase of Terrane Metals in the fall of 2010 has resulted in a more diversified metals business with reserves in molybdenum, copper and gold.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at net asset value underperformed the Russell 3000 Value Index, but outperformed the Lipper classification average for the six-month period ended December 31, 2011. It should be noted that the Fund has held, and is expected to continue to hold, securities that are not included in the comparative index shown in this report. Due to the difference between the securities held by the Fund and the composition of the index, we would expect there to be some differences over time between the Fund and the index in performance, composition, or risk profile.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the reporting period, the worst performing sector on a relative basis to the benchmark was energy, led by Arch Coal Incorporated, a coal producer in the United States. The stock underperformed in the last half of the year after the company missed revenue estimates and cut the year’s earnings per share forecast due to lost production in one of its mines. Another detractor from Fund performance was Nexen Incorporated, the number two oil producer in the North Sea. Nexen struggled due to production shortfalls, increases in North Sea taxes on oil producers by the UK government and concerns over the Nigerian Petroleum Investment Bill and potential tax increases related to the USAN oilfield in Nigeria. Suncor Energy Incorporated, an integrated oil and gas company and Devon Energy Corporation, a company engaged in the exploration, development and production of natural gas and oil, were positive contributors to performance.

The materials and processing sector was the worst detractor on an absolute basis and the second worst detractor on a relative basis. The Fund’s worst performer in this sector was Cameco Corporation, the world’s largest listed uranium producer. The extremely negative sentiment toward companies involved in nuclear energy after the Japanese earthquake and tsunami in March 2011 led to depressed stock prices of uranium companies for most of the year.

The precious metal producers Kinross Gold Corporation, Newcrest Mining Limited, and Polyus Gold International also contributed to the underperformance in the materials and processing sector. Gold mining companies had mostly underperformed the spot prices of the metals they produce in the first half of the year, a trend that reversed in the third quarter as these companies more closely tracked precious metal price appreciations. In the fourth quarter the trend turned negative due to some production shortfalls, continued rising input costs and relatively lackluster fourth quarter stock performance following capital flight out of commodities stocks. However, the materials and processing sector

14	Nuveen Investments

was also home to the best performer in the Fund, Newmont Mining Company, which develops mineral properties and produces gold globally. While the company faced the same dynamics in its industry as did the other gold miners, Newmont released third quarter earnings that beat expectations and its dividend yield was the highest of any major gold producer. Investors reacted positively to the news. Despite the pitfalls currently afflicting the industry, our conviction in our gold miners holdings remained. We have frequently maintained substantial exposures to these companies over the last few years as they have commonly been offered at what we view as “sale prices” in relation to the assets they control. We saw recent spot price declines as temporary deviations from the long-term trend of a growing level, which places well-resourced producers in an enviable position.

Financial services was the Fund’s best performing sector on a relative basis, mainly because of the Fund’s underweight in this area when compared with the benchmark. The sector was the index’s worst performing sector on an absolute basis. Most of the holdings either detracted from or had a flat performance. Northern Trust Corporation, an institutional asset custodian and private wealth manager outperformed and was the best performer in the sector. In October, the company released better than expected third quarter earnings and the stock price increased. Sumitomo Mitsui Trust Holdings Incorporated, a Japan-based financial institution engaged in three business segments, with the largest being its trust banking business, detracted from performance. The underperformance is partially attributed to negative investor sentiment toward Japanese companies as a result of the tragic earthquake and tsunami, and news in April that the company had lowered its profitability guidance for the year. The upwards revision in the guidance in November did little to ease investor fears on the company’s upside risks.

The best performing sector on an absolute basis and the second best on a relative basis was health care, home to two of the top ten best performing holdings in the Fund. Eli Lily and Company discovers, develops, manufactures, and sells pharmaceutical products and also operates an animal health business. Its price appreciation was mainly due to its promising, albeit high-risk Alzheimer’s disease drug candidate solanezumab. Another outperformer was Merck and Company Incorporated. In October the company released third quarter earnings that beat analysts’ expectations. In November, the company also increased its dividend by 11%; the last increase in dividend was in 2004.

Wal-Mart Stores Incorporated, the world’s largest retailer and a member of the consumer discretionary sector was the second best performing holding in the Fund. The stock price rallied in October when the company gave sales, expenses and income guidance. It also reiterated its successes in earnings per share and annual dividend growth. Investors reacted positively to the news and the stock price rallied.

Even if the utilities sector underperformed, it is home to the Fund’s fourth best performing stock, Ameren Corporation, a distributor of electricity based in St. Louis, Missouri. The company beat third quarter results and raised 2011 guidance.

While consumer staples detracted from performance on a relative basis, it produced one of the Fund’s top performers, Dean Foods Company, the largest producer and distributor of fresh milk and other dairy products in the U.S. While it detracted from performance in

Nuveen Investments	15

the third quarter due to its high leverage and challenges of trying to pass through cost pressures to the consumer, the company announced third quarter earnings that beat analysts’ estimates and raised the low-end of its 2011 guidance range in November.

We believe our emphasis on undervalued companies with great franchises is particularly important in the current environment. We see most bonds as highly questionable investments presently. As we’ve discussed in the past, we think current low bond yields don’t adequately compensate investors for underlying risk. We also think cash is generally a poor harbor for capital due to the dangers of dilution. Accordingly, we see discounted yet intrinsically valuable stocks as both a viable way to persist through troubled times and a chance to experience upside when the fundamental worth of such stocks finally does become more widely understood. The timing of this recognition is impossible to foretell in advance, and great patience is sometimes required to see a particular stock through to a full appreciation of its value. As disciplined long-term investors, though, we believe carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the funds are subject to market risk and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Investments in small- and mid-cap companies such as those held in the Nuveen Multi-Manager Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund, the Nuveen Small-Cap Value Fund, and the Nuveen Tradewinds Value Opportunities Fund are subject to greater volatility.

The Nuveen Multi-Manager Large-Cap Value Fund is also subject to the risk that the sub-adviser investment decisions may not complement one another.

16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Multi-Manager Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year**	10-Year**
Class A Shares at NAV	-6.47%	-1.45%	-1.31%	2.79%
Class A Shares at maximum Offering Price	-11.86%	-7.11%	-2.47%	2.18%
S&P 500 Index***	-3.69%	2.11%	-0.25%	2.92%
Russell 1000 Value Index***	-5.22%	0.39%	-2.64%	3.89%
Lipper Large-Cap Value Funds Classification Average***	-6.90%	-2.15%	-2.67%	2.87%

Class B Shares w/o CDSC	-6.80%	-2.22%	-2.05%	2.18%
Class B Shares w/CDSC	-11.43%	-6.11%	-2.19%	2.18%
Class C Shares	-6.81%	-2.23%	-2.05%	2.03%
Class R3 Shares	-6.52%	-1.69%	-1.60%	2.51%
Class I Shares	-6.34%	-1.19%	-1.07%	3.05%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.22%	1.18%
Class B Shares	1.97%	1.93%
Class C Shares	1.97%	1.93%
Class R3 Shares	1.49%	1.43%
Class I Shares	0.97%	0.93%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% (1.20% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative, all other returns are annualized.
**	Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/4/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.
***	Refer to the Glossary of Terms Used in this Report for definitions.

18	Nuveen Investments

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year**	10-Year**
Class A Shares at NAV	-9.73%	-5.84%	-5.93%	4.55%
Class A Shares at maximum Offering Price	-14.94%	-11.27%	-7.03%	3.93%
S&P 500 Index***	-3.69%	2.11%	-0.25%	2.92%
Russell 3000 Value Index***	-5.52%	-0.10%	-2.58%	4.08%
Lipper Multi-Cap Core Funds Classification Average***	-8.26%	-2.68%	-0.65%	3.50%

Class B Shares w/o CDSC	-10.06%	-6.48%	-6.62%	3.93%
Class B Shares w/CDSC	-14.56%	-10.22%	-6.80%	3.93%
Class C Shares	-10.06%	-6.48%	-6.62%	3.77%
Class R3 Shares	-9.81%	-6.04%	-6.17%	4.28%
Class I Shares	-9.65%	-5.61%	-5.69%	4.81%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.38%
Class B Shares	2.13%
Class C Shares	2.13%
Class R3 Shares	1.63%
Class I Shares	1.13%

*	Six-month returns are cumulative, all other returns are annualized.

**	Class I Share returns are actual. Class A, B and C share returns are actual for the period since class inception on 12/09/02; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R3 Shares are actual for the periods since class inception on 8/4/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year**	Since Inception**
Class A Shares at NAV	-10.01%	-7.62%	-3.36%	-3.29%
Class A Shares at maximum Offering Price	-15.18%	-12.92%	-4.49%	-4.42%
Russell 1000 Value Index***	-5.22%	0.39%	-2.64%	-2.63%
Lipper Large-Cap Value Funds Classification Average***	-6.90%	-2.15%	-2.67%	-2.69%

Class B Shares w/o CSDC	-10.33%	-8.30%	-4.07%	-4.01%
Class B Shares w/CDSC	-14.75%	-11.92%	-4.26%	-4.20%
Class C Shares	-10.37%	-8.30%	-4.07%	-4.01%
Class R3 Shares	-10.16%	-7.88%	-3.60%	-3.54%
Class I Shares	-9.92%	-7.38%	-3.12%	-3.05%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Share Class	Expense Ratios
Class A Shares	1.20%
Class B Shares	1.95%
Class C Shares	1.95%
Class R3 Shares	1.45%
Class I Shares	0.95%

*	Six-month returns are cumulative, all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Months	1-Year	5-Year**	Since Inception**
Class A Shares at NAV	-3.16%	2.55%	-0.59%	-0.72%
Class A Shares at maximum Offering Price	-8.71%	-3.36%	-1.76%	-1.88%
Russell 2500 Index***	-8.91%	-3.36%	-0.58%	-0.63%
Lipper Small-Cap Core Funds Classification Average***	-9.41%	-3.41%	0.45%	0.34%

Class C Shares	-3.54%	1.76%	-1.36%	-1.49%
Class R3 Shares	-3.30%	2.26%	-1.07%	-1.20%
Class I Shares	-3.07%	2.78%	-0.58%	-0.71%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.88%	1.33%
Class C Shares	2.62%	2.08%
Class R3 Shares	2.13%	1.58%
Class I Shares	1.62%	1.08%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative, all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Months	1-Year	5-Year**	Since Inception**
Class A Shares at NAV	-3.41%	-0.08%	-1.68%	3.56%
Class A Shares at maximum Offering Price	-8.97%	-5.83%	-2.84%	2.70%
Russell 2000 Value Index***	-8.94%	-5.50%	-1.87%	2.82%
Lipper Small-Cap Core Funds Classification Average***	-9.41%	-3.41%	0.45%	4.00%

Class C Shares	-3.72%	-0.77%	-2.39%	2.83%
Class R3 Shares	-3.48%	-0.29%	-1.91%	3.32%
Class I Shares	-3.26%	0.20%	-1.42%	3.84%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Six-month returns are cumulative, all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/8/04. Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Months	1-Year	5-Year**	Since Inception**
Class A Shares at NAV	-6.81%	-5.45%	5.81%	10.55%
Class A Shares at maximum Offering Price	-12.16%	-10.89%	4.56%	9.63%
Russell 3000 Value Index***	-5.52%	-0.10%	-2.58%	2.36%
Lipper Multi-Cap Core Funds Classification Average***	-8.26%	-2.68%	-0.65%	2.82%

Class B Shares w/o CDSC	-7.16%	-6.13%	5.02%	9.73%
Class B Shares w/ CDSC	-11.44%	-9.59%	4.85%	9.73%
Class C Shares	-7.16%	-6.16%	5.01%	9.72%
Class R3 Shares	-6.91%	-5.66%	5.54%	10.27%
Class I Shares	-6.69%	-5.20%	6.07%	10.83%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.20%
Class B Shares	1.95%
Class C Shares	1.95%
Class R3 Shares	1.45%
Class I Shares	0.95%

*	Six-month returns are cumulative, all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and the comparative index and Lipper classification average, are from 12/8/04. Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/4/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	23

Holding Summaries (Unaudited) as of December 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	11.2%
Pharmaceuticals	10.9%
Insurance	7.9%
Commercial Banks	5.9%
Media	4.7%
Diversified Telecommunication Services	3.3%
Capital Markets	3.1%
Semiconductors & Equipment	3.0%
Diversified Financial Services	3.0%
Industrial Conglomerates	2.9%
Software	2.6%
Food Products	2.4%
Communications Equipment	2.4%
Household Products	2.2%
Electric Utilities	2.1%
Health Care Providers & Services	2.0%
Wireless Telecommunication Services	1.6%
Chemicals	1.5%
Aerospace & Defense	1.5%
Beverages	1.5%
Multi-Utilities	1.5%
Auto Components	1.4%
Road & Rail	1.4%
Multiline Retail	1.3%
IT Services	1.2%
Consumer Finance	1.2%
Computers & Peripherals	1.2%
Short-Term Investments	1.2%
Other	13.9%

Portfolio Composition[1]
Insurance	15.2%
Pharmaceuticals	13.0%
Oil, Gas & Consumable Fuels	12.6%
Metals & Mining	9.8%
Media	6.8%
Semiconductors & Equipment	6.7%
Software	6.3%
Diversified Financial Services	5.0%
Machinery	4.7%
IT Services	3.7%
Commercial Banks	2.5%
Short-Term Investments	0.3%
Other	13.4%

Top Five Common Stock Holdings[1]
Pfizer Inc.	3.0%
Wells Fargo & Company	2.8%
Merck & Company Inc.	2.6%
Exxon Mobil Corporation	2.5%
Microsoft Corporation	2.2%

Top Five Common Stock Holdings[1]
CA Inc.	6.3%
AngloGold Ashanti Limited, Sponsored ADR	4.4%
Sanofi-Aventis	4.4%
Viacom Inc., Class B	4.3%
Apache Corporation	4.0%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

24	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Insurance	15.7%
Oil, Gas & Consumable Fuels	14.7%
Pharmaceuticals	12.5%
Media	7.6%
Software	7.4%
Metals & Mining	6.6%
Diversified Financial Services	5.2%
Communications Equipment	4.6%
Machinery	2.9%
Commercial Banks	2.2%
Short-Term Investments	5.6%
Other	15.0%

Portfolio Composition[1]
Electronic Equipment & Instruments	10.6%
Insurance	9.7%
Semiconductors & Equipment	9.6%
Metals & Mining	8.4%
Machinery	5.9%
Commercial Banks	4.6%
Real Estate Management & Development	4.4%
Hotels, Restaurants & Leisure	4.2%
Personal Products	4.1%
Oil, Gas & Consumable Fuels	3.8%
Food Products	3.7%
Thrifts & Mortgage Finance	3.4%
Paper & Forest Products	3.1%
Building Products	3.0%
Specialty Retail	2.9%
Short-Term Investments	4.6%
Other	14.0%

Top Five Common Stock Holdings[1]
CA Inc.	5.2%
Pfizer Inc.	4.7%
Sanofi-Aventis	4.1%
Viacom Inc., Class B	4.1%
AngloGold Ashanti Limited, Sponsored ADR	3.9%

Top Five Common Stock Holdings[1]
Forestar Real Estate Group Inc.	4.4%
Bob Evans Farms	4.2%
Elizabeth Arden, Inc.	4.1%
PMC-Sierra, Inc.	3.3%
Avnet Inc.	3.3%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

Nuveen Investments	25

Holding Summaries (Unaudited) as of December 31, 2011 (continued)

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation1

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation1

Portfolio Composition[1]
Semiconductors & Equipment	14.8%
Commercial Banks	8.3%
Metals & Mining	8.1%
Machinery	8.0%
Insurance	7.0%
Real Estate Management & Development	4.5%
Hotels, Restaurants & Leisure	4.5%
Personal Products	4.5%
Food Products	4.3%
Apparel, Accesories & Luxury Goods	3.7%
Building Products	3.5%
Electronic Equipment & Instruments	3.4%
IT Services	3.0%
Oil, Gas & Consumable Fuels	2.9%
Communications Equipment	2.6%
Short-Term Investments	2.0%
Other	14.9%

Portfolio Composition[1]
Metals & Mining	18.8%
Oil, Gas & Consumable Fuels	15.1%
Electric Utilities	7.5%
Insurance	6.8%
Pharmaceuticals	4.6%
Food & Staples Retailing	3.8%
Airlines	3.3%
Software	3.0%
Electronic Equipment & Instruments	2.9%
Communications Equipment	2.7%
Aerospace & Defense	2.4%
Food Products	2.0%
Specialty Retail	1.8%
IT Services	1.7%
Road & Rail	1.7%
Computers & Peripherals	1.6%
Short-Term Investments	5.7%
Other	14.6%

Top Five Common Stock Holdings[1]
Standard Microsystems Corporation	5.0%
Forestar Real Estate Group, Inc.	4.5%
Bob Evans Farms	4.5%
Elizabeth Arden, Inc.	4.5%
Albany International Corporation, Class A	4.0%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	3.6%
Newmont Mining Corporation	3.6%
Kinross Gold Corporation	3.3%
Microsoft Corporation	3.0%
Cameco Corporation	2.7%

Country Allocation[1]
United States	60.2%
Canada	16.7%
Japan	2.7%
Brazil	2.2%
Kazakhstan	2.1%
South Korea	2.1%
France	1.9%
Australia	1.9%
South Africa	1.4%
Sweden	1.1%
Russia	1.0%
Switzerland	0.4%
Italy	0.3%
Argentina	0.3%
Short-Term Investments	5.7%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Manager Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$935.30	$932.00	$931.90	$934.80	$936.60	$1,019.30	$1,015.53	$1,015.53	$1,018.05	$1,020.56
Expenses Incurred During Period	$5.64	$9.28	$9.28	$6.86	$4.43	$5.89	$9.68	$9.68	$7.15	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.91%, 1.41% and ..91% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$902.70	$899.40	$899.40	$901.90	$903.50	$1,018.05	$1,014.33	$1,014.33	$1,016.74	$1,019.46
Expenses Incurred During Period	$6.74	$10.27	$10.27	$7.98	$5.41	$7.15	$10.89	$10.89	$8.47	$5.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.15%, 2.15%, 1.67% and 1.13% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$899.90	$896.70	$896.30	$898.40	$900.80	$1,019.51	$1,015.74	$1,015.74	$1,018.25	$1,020.76
Expenses Incurred During Period	$5.35	$8.92	$8.91	$6.54	$4.16	$5.69	$9.48	$9.48	$6.95	$4.42

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.87%, 1.37% and ..87% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (Unaudited) (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$968.40	$964.60	$967.00	$969.30	$1,018.45	$1,014.68	$1,017.19	$1,019.71
Expenses Incurred During Period	$6.58	$10.27	$7.81	$5.35	$6.75	$10.53	$8.01	$5.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$965.90	$962.80	$965.20	$967.40	$1,017.80	$1,014.03	$1,016.54	$1,019.05
Expenses Incurred During Period	$7.21	$10.90	$8.45	$5.98	$7.41	$11.19	$8.67	$6.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.71% and 1.21% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$931.90	$928.40	$928.40	$930.90	$933.10	$1,019.20	$1,015.43	$1,015.43	$1,017.95	$1,020.46
Expenses Incurred During Period	$5.73	$9.36	$9.36	$6.94	$4.52	$5.99	$9.78	$9.78	$7.25	$4.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.43% and ..93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 1.5%

900	General Dynamics Corporation	$59,769

65,450	Honeywell International Inc.	3,557,208

46,570	Textron Inc.	861,079
	Total Aerospace & Defense	4,478,056
	Air Freight & Logistics – 0.1%

4,200	FedEx Corporation	350,742
	Airlines – 0.1%

23,300	Southwest Airlines Co.	199,448
	Auto Components – 1.4%

89,850	Johnson Controls, Inc.	2,808,711

2,900	Lear Corporation, (2)	115,420

26,447	Visteon Corporation, (2)	1,320,763
	Total Auto Components	4,244,894
	Automobiles – 0.3%

50,870	General Motors Company, (2)	1,031,135
	Beverages – 1.5%

24,650	Coca-Cola Company	1,724,761

7,300	Constellation Brands, Inc., Class A, (2)	150,891

12,500	Molson Coors Brewing Company, Class B	544,250

28,800	PepsiCo, Inc.	1,910,880
	Total Beverages	4,330,782
	Biotechnology – 1.0%

42,903	Amgen Inc., (2)	2,754,802

1,800	Celgene Corporation, (2)	121,680

4,200	Myriad Genentics Inc., (2)	87,948
	Total Biotechnology	2,964,430
	Building Products – 0.3%

36,400	Owens Corning, (2)	1,045,408
	Capital Markets – 3.1%

13,980	Affiliated Managers Group Inc., (2)	1,341,381

23,000	American Capital Limited, (2)	154,790

23,560	Ameriprise Financial, Inc.	1,169,518

2,900	Ares Capital Corporation	44,805

22,200	Bank of New York Company, Inc.	442,002

11,200	BlackRock Inc.	1,996,288

89,290	E*Trade Group Inc., (2)	710,748

10,400	Goldman Sachs Group, Inc.	940,472

43,110	Invesco LTD	866,080

13,300	Janus Capital Group Inc.	83,923

4,400	Jefferies Group, Inc.	60,500

6,600	Legg Mason, Inc.	158,730

7,000	LPL Investments Holdings Inc., (2)	213,780

27,500	Morgan Stanley	416,075

5,200	Northern Trust Corporation	206,232

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2011

Shares	Description (1)	Value

	Capital Markets (continued)

7,300	State Street Corporation	$294,263
	Total Capital Markets	9,099,587
	Chemicals – 1.5%

1,100	Cabot Corporation	35,354

3,790	CF Industries Holdings, Inc.	549,474

11,600	Dow Chemical Company	333,616

23,850	Interpid Potash Inc., (2)	539,726

38,710	LyondellBasell Industries NV, (2)	1,257,688

25,750	Monsanto Company	1,804,303

500	Valspar Corporation	19,485
	Total Chemicals	4,539,646
	Commercial Banks – 5.9%

17,300	Associated Banc-Corp.	193,241

87,300	BB&T Corporation	2,197,341

2,800	BOK Financial Corporation	153,804

11,300	CIT Group Inc., (2)	394,031

1,900	City National Corporation	83,942

3,200	First Citizens Bancshs Inc.	559,968

1,100	First Republic Bank of San Francisco, (2)	33,671

149,820	KeyCorp.	1,152,116

1,800	M&T Bank Corporation	137,412

5,000	PNC Financial Services Group, Inc.	288,350

217,400	Popular, Inc., (2)	302,186

26,700	Regions Financial Corporation	114,810

56,350	SunTrust Banks, Inc.	997,395

95,230	U.S. Bancorp	2,575,972

297,740	Wells Fargo & Company	8,205,713
	Total Commercial Banks	17,389,952
	Commercial Services & Supplies – 0.5%

11,200	Avery Dennison Corporation	321,216

44,290	Republic Services, Inc.	1,220,190
	Total Commercial Services & Supplies	1,541,406
	Communications Equipment – 2.4%

275,350	Cisco Systems, Inc., (2)	4,978,328

9,400	Echostar Holding Corproation, Class A, (2)	196,836

33,470	Motorola Solutions Inc.	1,549,326

73,100	Tellabs Inc.	295,324
	Total Communications Equipment	7,019,814
	Computers & Peripherals – 1.1%

2,900	Apple, Inc., (2)	1,174,500

34,400	Hewlett-Packard Company	886,144

2,400	Lexmark International, Inc., Class A, (2)	79,368

7,600	QLogic Corporation, (2)	114,000

11,250	SanDisk Corporation, (2)	553,613

29,870	Seagate Technology, (2)	489,868

30	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals (continued)

3,300	Western Digital Corporation, (2)	$102,135
	Total Computers & Peripherals	3,399,628
	Construction & Engineering – 0.0%

2,600	URS Corporation, (2)	91,312
	Consumer Finance – 1.2%

59,180	Capital One Financial Corporation	2,502,722

35,780	Discover Financial Services	858,720

7,600	SLM Corporation, (2)	101,840
	Total Consumer Finance	3,463,282
	Containers & Packaging – 0.5%

4,400	Bemis Company, Inc.	132,352

4,400	Greif Inc.	200,420

41,671	Owens-Illinois, Inc., (2)	807,584

400	Packaging Corp. of America	10,096

11,800	Sealed Air Corporation	203,078

6,700	Sonoco Products Company	220,832
	Total Containers & Packaging	1,574,362
	Diversified Consumer Services – 0.0%

8,200	Career Education Corporation, (2)	65,354
	Diversified Financial Services – 3.0%

155,900	Bank of America Corporation	866,804

44,800	Citigroup Inc.	1,178,688

1,500	CME Group, Inc.	365,505

15,100	Interactive Brokers Group, Inc., (2)	225,594

179,500	JP Morgan Chase & Co.	5,968,375

8,400	Leucadia National Corporation, (2)	191,016

2,600	New York Stock Exchange Euronext	67,860
	Total Diversified Financial Services	8,863,842
	Diversified Telecommunication Services – 3.3%

101,700	AT&T Inc.	3,075,408

71,850	BCE INC.	2,993,990

8,700	CenturyLink Inc.	323,640

14,200	Frontier Communications Corporation	73,130

81,940	Verizon Communications Inc.	3,287,433
	Total Diversified Telecommunication Services	9,753,601
	Electric Utilities – 2.1%

6,900	American Electric Power Company, Inc.	285,039

90,680	Duke Energy Corporation	1,994,960

12,100	Edison International	500,940

8,000	Entergy Corporation	584,400

3,000	Exelon Corporation	130,110

6,300	NextEra Energy Inc.	383,544

2,900	Northeast Utilities	104,603

9,000	NV Energy Inc.	147,150

9,600	Pepco Holdings, Inc.	194,880

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2011

Shares	Description (1)	Value

	Electric Utilities (continued)

6,200	Pinnacle West Capital Corporation	$298,716

33,890	Southern Company	1,568,768
	Total Electric Utilities	6,193,110
	Electrical Equipment – 0.0%

100	Babcock & Wilcox Company, (2)	2,414
	Electronic Components – 0.6%

39,900	AVX Group	509,124

81,490	Corning Incorporated	1,057,740

1,100	Dolby Laboratories, Inc., (2)	33,561

6,100	Vishay Intertechnology Inc., (2)	54,839
	Total Electronic Components	1,655,264
	Electronic Equipment & Instruments – 0.4%

4,700	Arrow Electronics, Inc., (2)	175,827

10,400	Avnet Inc., (2)	323,336

19,600	Ingram Micro, Inc., Class A, (2)	356,524

1,600	Itron Inc., (2)	57,232

1,400	TE Connectivity Limited	43,134

4,000	Tech Data Corporation, (2)	197,640
	Total Electronic Equipment & Instruments	1,153,693
	Energy Equipment & Services – 0.7%

1,200	Baker Hughes Incorporated	58,368

1,600	Diamond Offshore Drilling, Inc.	88,416

14,640	Halliburton Company	505,226

4,100	Nabors Industries Inc., (2)	71,094

1,700	National-Oilwell Varco Inc.	115,583

5,200	Noble Corporation	157,144

8,000	SeaCor Smit Inc., (2)	711,680

4,900	Tidewater Inc.	241,570

600	Unit Corporation, (2)	27,840
	Total Energy Equipment & Services	1,976,921
	Food & Staples Retailing – 0.5%

43,910	Walgreen Co.	1,451,665
	Food Products – 2.4%

69,950	Archer-Daniels-Midland Company	2,000,570

25,580	Hershey Foods Corporation	1,580,332

61,080	Kraft Foods Inc.	2,281,949

17,260	Mead Johnson Nutrition Company, Class A Shares	1,186,280
	Total Food Products	7,049,131
	Gas Utilities – 0.4%

5,700	AGL Resources Inc.	240,882

8,100	Atmos Energy Corporation	270,135

21,100	UGI Corporation	620,340
	Total Gas Utilities	1,131,357
	Health Care Equipment & Supplies – 1.1%

13,100	Boston Scientific Corporation, (2)	69,954

32	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

49,220	CareFusion Corporation, (2)	$1,250,680

35,700	Covidien PLC	1,606,857

5,600	Hill Rom Holdings Inc.	188,664
	Total Health Care Equipment & Supplies	3,116,155
	Health Care Providers & Services – 2.0%

31,570	Aetna Inc.	1,331,938

5,000	AmerisourceBergen Corporation	185,950

7,700	Cardinal Health, Inc.	312,697

8,850	Humana Inc.	775,349

15,780	McKesson HBOC Inc.	1,229,420

42,900	UnitedHealth Group Incorporated	2,174,172
	Total Health Care Providers & Services	6,009,526
	Hotels, Restaurants & Leisure – 0.2%

15,700	Carnival Corporation, ADR	512,448
	Household Durables – 0.0%

600	Whirlpool Corporation	28,470
	Household Products – 2.2%

95,050	Procter & Gamble Company	6,340,786
	Independent Power Producers & Energy Traders – 0.3%

9,300	Constellation Energy Group	368,931

59,100	GenOn Energy Inc., (2)	154,251

13,900	NRG Energy Inc., (2)	251,868
	Total Independent Power Producers & Energy Traders	775,050
	Industrial Conglomerates – 2.9%

358,180	General Electric Company	6,415,004

45,970	Tyco International Ltd.	2,147,259
	Total Industrial Conglomerates	8,562,263
	Insurance – 7.9%

38,150	Ace Limited	2,675,078

34,460	AFLAC Incorporated	1,490,740

700	Alleghany Corporation, Term Loan, (2)	199,703

4,000	Allied World Assurance Holdings	251,720

11,800	Allstate Corporation	323,438

7,600	American National Insurance Company	555,028

22,370	Aon Corporation	1,046,916

1,100	Arthur J. Gallagher & Co.	36,784

4,000	Aspen Insurance Holdings Limited	106,000

1,400	Assurant Inc.	57,484

2,600	Assured Guaranty Limited	34,164

22,400	Berkshire Hathaway Inc., Class B, (2)	1,709,120

5,400	Brown & Brown Inc.	122,202

14,670	Chubb Corporation	1,015,457

13,100	Cincinnati Financial Corporation	399,026

4,300	CNA Financial Corporation, (2)	115,025

6,000	Endurance Specialty Holdings Limited	229,500

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2011

Shares	Description (1)	Value

	Insurance (continued)

1,900	Everest Reinsurance Group Ltd	$159,771

1,300	Genworth Financial Inc., Class A, (2)	8,515

15,300	Hanover Insurance Group Inc.	534,735

56,040	Hartford Financial Services Group, Inc.	910,650

9,400	HCC Insurance Holdings Inc.	258,500

5,800	Kemper Corporation	169,418

24,600	Loews Corporation	926,190

50,010	Marsh & McLennan Companies, Inc.	1,581,316

2,700	Mercury General Corporation	123,174

115,740	MetLife, Inc.	3,608,773

54,700	Old Republic International Corporation	507,069

1,800	PartnerRe Limited	115,578

4,400	Principal Financial Group, Inc.	108,240

6,900	Prudential Financial, Inc.	345,828

26,410	Torchmark Corporation	1,145,930

3,000	Transatlantic Holdings Inc.	164,190

4,700	Travelers Companies, Inc.	278,099

300	White Mountain Insurance Group	136,038

94,060	XL Capital Ltd, Class A	1,859,566
	Total Insurance	23,308,965
	Internet Software & Services – 0.7%

22,300	AOL Inc., (2)	336,730

5,800	eBay Inc., (2)	175,914

7,000	IAC/InterActiveCorp., (2)	298,200

84,050	Yahoo! Inc., (2)	1,355,727
	Total Internet Software & Services	2,166,571
	IT Services – 1.2%

9,400	Amdocs Limited, (2)	268,182

13,700	Booz Allen Hamilton Holding, (2)	236,325

10,800	Computer Sciences Corporation	255,960

1,500	FleetCor Technologies Inc., (2)	44,805

4,320	International Business Machines Corporation (IBM)	794,362

22,510	Paychex, Inc.	677,776

2,900	SAIC, Inc., (2)	35,641

12,410	Visa Inc.	1,259,987
	Total IT Services	3,573,038
	Life Sciences Tools & Services – 0.4%

500	Bio-Rad Laboratories Inc., (2)	48,020

5,400	Life Technologies Corporation, (2)	210,114

7,900	Perkinelmer Inc.	158,000

5,200	Qiagen NV, (2)	71,812

5,400	Techne Corporation	368,604

5,500	Thermo Fisher Scientific, Inc., (2)	247,335
	Total Life Sciences Tools & Services	1,103,885

34	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 1.0%

9,690	Caterpillar Inc.	$877,914

800	Dover Corporation	46,440

3,100	Harsco Corporation	63,798

4,200	IDEX Corporation	155,862

1,900	Illinois Tool Works, Inc.	88,749

8,800	Ingersoll Rand Company Limited, Class A	268,136

17,450	ITT Industries, Inc.	337,309

1,400	Pentair, Inc.	46,606

4,500	Snap-on Incorporated	227,790

10,850	Stanley Black & Decker Inc.	733,460

200	Timken Company	7,742
	Total Machinery	2,853,806
	Media – 4.7%

59,940	Comcast Corporation, Class A	1,421,177

10,402	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	811,876

41,500	News Corporation, Class A	740,360

1,400	Time Warner Cable, Class A	88,998

146,650	Time Warner Inc.	5,299,931

90,220	Viacom Inc., Class B	4,096,890

21,400	Walt Disney Company	802,500

1,100	Washington Post Company	414,491
	Total Media	13,676,223
	Metals & Mining – 0.5%

15,300	Alcoa Inc.	132,345

900	Freeport-McMoRan Copper & Gold, Inc.	33,111

19,568	Newmont Mining Corporation	1,174,276

700	Nucor Corporation	27,699
	Total Metals & Mining	1,367,431
	Mortgage REIT – 0.5%

24,500	American Capital Agency Corporation	687,960

29,800	Annaly Capital Management Inc.	475,608

110,700	Chimera Investments Corporation	277,857
	Total Mortgage REIT	1,441,425
	Multiline Retail – 1.3%

22,810	J.C. Penney Company, Inc.	801,772

46,090	Macy’s, Inc.	1,483,176

28,170	Target Corporation	1,442,867
	Total Multiline Retail	3,727,815
	Multi-Utilities – 1.5%

4,500	Alliant Energy Corporation	198,495

6,300	Ameren Corporation	208,719

900	Dominion Resources, Inc.	47,772

8,700	DTE Energy Company	473,715

9,100	MDU Resources Group Inc.	195,286

3,400	NSTAR	159,664

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2011

Shares	Description (1)	Value

	Multi-Utilities (continued)

1,400	OGE Energy Corp.	$79,394

18,900	PG&E Corporation	779,058

14,500	Public Service Enterprise Group Incorporated	478,645

7,400	Scana Corporation	333,444

10,800	Sempra Energy	594,000

15,000	Vectren Corporation	453,450

3,400	Wisconsin Energy Corporation	118,864

7,000	Xcel Energy, Inc.	193,480
	Total Multi-Utilities	4,313,986
	Office Electronics – 0.2%

40,500	Xerox Corporation	322,380

3,400	Zebra Technologies Corporation, Class A, (2)	121,652
	Total Office Electronics	444,032
	Office REIT – 0.8%

33,100	CommonWealth REIT	550,784

2,900	Corporate Office Properties	61,654

15,000	Digital Realty Trust Inc.	1,000,050

3,600	Duke Realty Corporation	43,380

9,000	Mack-Cali Realty Corporation	240,210

21,900	Piedmont Office Realty Trust	373,176
	Total Office REIT	2,269,254
	Oil, Gas & Consumable Fuels – 11.2%

14,630	Apache Corporation	1,325,185

9,400	Chesapeake Energy Corporation	209,526

31,700	Chevron Corporation	3,372,880

2,300	Cimarex Energy Company	142,370

52,030	ConocoPhillips	3,791,426

32,340	Devon Energy Corporation	2,005,080

85,930	Exxon Mobil Corporation	7,283,426

5,200	Hess Corporation	295,360

47,800	Marathon Oil Corporation	1,399,106

34,255	Marathon Petroleum Corporation	1,140,349

4,300	Murphy Oil Corporation	239,682

15,610	Newfield Exploration Company, (2)	588,965

49,883	Occidental Petroleum Corporation	4,674,037

28,290	QEP Resources Inc.	828,897

15,710	Range Resources Corporation	973,077

6,860	SM Energy Company	501,466

24,500	Southwestern Energy Company, (2)	782,530

21,570	Spectra Energy Corporation	663,278

29,040	Sunoco, Inc.	1,191,221

18,100	Ultra Petroleum Corporation, (2)	536,303

17,900	Valero Energy Corporation	376,795

16,340	Williams Companies, Inc.	539,547
	Total Oil, Gas & Consumable Fuels	32,860,506

36	Nuveen Investments

Shares	Description (1)	Value

	Paper & Forest Products – 0.3%

1,200	Domtar Corporation	$95,952

27,190	International Paper Company	804,824
	Total Paper & Forest Products	900,776
	Pharmaceuticals – 10.9%

67,681	Bristol-Myers Squibb Company	2,385,078

29,300	Eli Lilly and Company	1,217,708

4,100	Endo Pharmaceuticals Holdings Inc., (2)	141,573

13,400	Forest Laboratories, Inc., (2)	405,484

400	Hospira Inc., (2)	12,148

97,760	Johnson & Johnson	6,411,101

199,799	Merck & Company Inc.	7,532,421

600	Mylan Laboratories Inc., (2)	12,876

15,750	Novartis AG, Sponsored ADR	900,428

409,440	Pfizer Inc.	8,860,280

76,750	Sanofi-Aventis	2,804,445

24,060	Watson Pharmaceuticals Inc., (2)	1,451,780
	Total Pharmaceuticals	32,135,322
	Residential REIT – 0.5%

22,630	Camden Property Trust	1,408,491
	Road & Rail – 1.4%

84,430	CSX Corporation	1,778,096

17,770	Kansas City Southern Industries, (2)	1,208,538

600	Norfolk Southern Corporation	43,716

14,220	Ryder System, Inc.	755,651

2,200	Union Pacific Corporation	233,068
	Total Road & Rail	4,019,069
	Semiconductors & Equipment – 3.0%

217,500	Applied Materials, Inc.	2,329,425

1,500	Broadcom Corporation, Class A, (2)	44,040

90,860	Intel Corporation	2,203,355

13,100	International Rectifier Corporation, (2)	254,402

21,300	Intersil Holding Corporation, Class A	222,372

1,500	Lam Research Corporation, (2)	55,530

4,400	Marvell Technology Group Ltd., (2)	60,940

2,700	Maxim Integrated Products, Inc.	70,308

53,100	MEMC Electronic Materials, (2)	209,214

12,400	Micron Technology, Inc., (2)	77,996

17,000	PMC-Sierra, Inc., (2)	93,670

112,150	Texas Instruments Incorporated	3,264,687
	Total Semiconductors & Equipment	8,885,939
	Software – 2.6%

3,500	BMC Software, Inc., (2)	114,730

22,700	CA Inc.	458,881

8,400	Compuware Corporation, (2)	69,888

253,180	Microsoft Corporation	6,572,552

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2011

Shares	Description (1)			Value

	Software (continued)

12,900	Synopsys Inc., (2)			$350,880
	Total Software			7,566,931
	Specialized REIT – 0.1%

4,400	Hospitality Properties Trust			101,112

5,500	Weyerhaeuser Company			102,685
	Total Specialized REIT			203,797
	Specialty Retail – 0.2%

27,250	Gap, Inc.			505,488

2,500	Staples, Inc.			34,725
	Total Specialty Retail			540,213
	Thrifts & Mortgage Finance – 0.1%

42,100	Hudson City Bancorp, Inc.			263,125

5,500	Washington Federal Inc.			76,945
	Total Thrifts & Mortgage Finance			340,070
	Tobacco – 0.8%

7,960	Lorillard Inc.			907,440

19,283	Philip Morris International			1,513,330
	Total Tobacco			2,420,770
	Water Utilities – 0.0%

2,500	American Water Works Company			79,650
	Wireless Telecommunication Services – 1.6%

2,000	NII Holdings Inc., Class B, (2)			42,600

42,900	Sprint Nextel Corporation, (2)			100,386

6,100	Telephone and Data Systems Inc.			157,929

13,300	United States Cellular Corporation, (2)			580,279

136,150	Vodafone Group PLC, Sponsored ADR			3,816,285
	Total Wireless Telecommunication Services			4,697,479
	Total Common Stocks (cost $257,227,313)			287,710,378

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.8%

35,000	I-Shares Russell 1000 Value Index Fund			$2,221,800
	Total Investment Companies (cost $1,895,866)			2,221,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%

$3,658	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $3,658,079, collateralized by $3,590,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $3,733,600	0.010%	1/03/12	$3,658,074
	Total Short-Term Investments (cost $3,658,074)			3,658,074
	Total Investments (cost $262,781,253) – 99.9%			293,590,252
	Other Assets Less Liabilities – 0.1%			269,511
	Net Assets – 100%			$293,859,763

38	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 99.4%

	Automobiles – 2.0%

202,700	General Motors Company, (2)	$4,108,729
	Biotechnology – 1.8%

107,000	Vertex Pharmaceuticals Inc., (2)	3,553,470
	Capital Markets – 1.5%

1,482,100	FBR Capital Markets Corporation	3,038,305
	Commercial Banks – 2.5%

454,700	Privatebancorp, Inc.	4,992,606
	Commercial Services & Supplies – 0.9%

100,000	Pitney Bowes Inc.	1,854,000
	Communications Equipment – 2.0%

228,000	Cisco Systems, Inc.	4,122,240
	Diversified Financial Services – 5.0%

215,000	Citigroup Inc.	5,656,650

130,000	JP Morgan Chase & Co.	4,322,500
	Total Diversified Financial Services	9,979,150
	Independent Power Producers & Energy Traders – 1.3%

142,600	NRG Energy Inc., (2)	2,583,912
	Insurance – 15.1%

90,000	Aon Corporation	4,212,000

633,700	Genworth Financial Inc., Class A, (2)	4,150,735

369,900	Hartford Financial Services Group, Inc.	6,010,875

140,000	Loews Corporation	5,271,000

92,087	Reinsurance Group of America Inc.	4,811,546

286,000	Unum Group	6,026,020
	Total Insurance	30,482,176
	IT Services – 3.7%

586,600	Convergys Corporation, (2)	7,490,882
	Machinery – 4.7%

110,000	Ingersoll Rand Company Limited, Class A	3,351,700

108,000	PACCAR Inc.	4,046,760

70,000	Trinity Industries Inc.	2,104,200
	Total Machinery	9,502,660
	Media – 6.8%

502,000	Interpublic Group Companies, Inc.	4,884,460

191,997	Viacom Inc., Class B	8,718,584
	Total Media	13,603,044
	Metals & Mining – 9.8%

207,999	AngloGold Ashanti Limited, Sponsored ADR	8,829,558

764,132	AuRico Gold Inc., (2)	6,120,697

104,500	Barrick Gold Corporation	4,728,625
	Total Metals & Mining	19,678,880
	Mortgage REIT – 2.0%

405,000	Redwood Trust Inc.	4,122,900

40	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 12.6%

88,500	Apache Corporation			$8,016,330

248,500	Denbury Resources Inc., (2)			3,752,350

67,000	Hess Corporation			3,805,600

38,000	Noble Energy, Inc.			3,586,820

488,700	Talisman Energy Inc.			6,230,925
	Total Oil, Gas & Consumable Fuels			25,392,025
	Pharmaceuticals – 12.9%

365,000	Pfizer Inc.			7,898,600

104,000	Salix Pharmaceuticals Limited, (2)			4,976,400

239,500	Sanofi-Aventis			8,751,330

111,000	Teva Pharmaceutical Industries Limited, Sponsored ADR			4,479,960
	Total Pharmaceuticals			26,106,290
	Semiconductors & Equipment – 6.7%

642,644	Mattson Technology, Inc., (2)			886,849

191,000	MKS Instruments Inc.			5,313,620

1,310,900	PMC-Sierra, Inc., (2)			7,223,059
	Total Semiconductors & Equipment			13,423,528
	Software – 6.3%

630,577	CA Inc.			12,747,113
	Specialty Retail – 1.8%

121,500	Guess Inc.			3,623,130
	Total Common Stocks (cost $192,632,100)			200,405,040

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.3%

$637	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $637,237, collateralized by $625,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $650,000	0.010%	1/03/12	$637,236
	Total Short-Term Investments (cost $637,236)			637,236
	Total Investments (cost $193,269,336) – 99.7%			201,042,276
	Other Assets Less Liabilities – 0.3%			604,529
	Net Assets – 100%			$201,646,805

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 94.4%

	Aerospace & Defense – 2.1%

200,030	Raytheon Company	$9,677,451
	Automobiles – 1.8%

392,000	General Motors Company, (2)	7,945,840
	Capital Markets – 2.0%

102,100	Goldman Sachs Group, Inc.	9,232,903
	Commercial Banks – 2.3%

368,630	Wells Fargo & Company	10,159,443
	Commercial Services & Supplies – 0.8%

205,830	Pitney Bowes Inc.	3,816,088
	Communications Equipment – 4.6%

664,500	Cisco Systems, Inc.	12,014,160

188,048	Motorola Solutions Inc.	8,704,742
	Total Communications Equipment	20,718,902
	Diversified Financial Services – 5.2%

511,120	Citigroup Inc.	13,447,567

300,970	JP Morgan Chase & Co.	10,007,253
	Total Diversified Financial Services	23,454,820
	Energy Equipment & Services – 1.7%

218,210	Halliburton Company	7,530,427
	Food & Staples Retailing – 2.2%

240,400	CVS Caremark Corporation	9,803,512
	Independent Power Producers & Energy Traders – 1.2%

301,250	NRG Energy Inc., (2)	5,458,650
	Insurance – 15.7%

225,110	Aon Corporation	10,535,148

1,088,080	Genworth Financial Inc., Class A, (2)	7,126,924

798,310	Hartford Financial Services Group, Inc.	12,972,538

295,000	Lincoln National Corporation	5,728,900

245,031	Loews Corporation	9,225,417

432,780	MetLife, Inc.	13,494,080

553,780	Unum Group	11,668,145
	Total Insurance	70,751,152
	Machinery – 3.0%

215,270	Ingersoll Rand Company Limited, Class A	6,559,277

180,000	PACCAR Inc.	6,744,600
	Total Machinery	13,303,877
	Media – 7.6%

600,090	Interpublic Group Companies, Inc.	5,838,876

284,900	Time Warner Inc.	10,296,286

403,820	Viacom Inc., Class B	18,337,466
	Total Media	34,472,628
	Metals & Mining – 6.6%

410,151	AngloGold Ashanti Limited, Sponsored ADR	17,410,910

274,290	Barrick Gold Corporation	12,411,623
	Total Metals & Mining	29,822,533

42	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 14.7%

171,030	Apache Corporation			$15,491,897

346,960	Canadian Natural Resources Limited			12,965,895

124,930	Hess Corporation			7,096,024

85,800	Noble Energy, Inc.			8,098,662

62,295	Occidental Petroleum Corporation			5,837,042

1,337,670	Talisman Energy Inc.			17,055,293
	Total Oil, Gas & Consumable Fuels			66,544,813
	Pharmaceuticals – 12.5%

148,960	Merck & Company Inc.			5,615,792

987,240	Pfizer Inc.			21,363,874

505,930	Sanofi-Aventis			18,486,682

277,200	Teva Pharmaceutical Industries Limited, Sponsored ADR			11,187,792
	Total Pharmaceuticals			56,654,140
	Road & Rail – 1.6%

68,040	Union Pacific Corporation			7,208,158
	Software – 7.4%

1,155,400	CA Inc.			23,356,411

394,310	Microsoft Corporation			10,236,288
	Total Software			33,592,699
	Tobacco – 1.4%

82,220	Philip Morris International			6,452,623
	Total Common Stocks (cost $429,006,940)			426,600,659

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.6%

$25,188	Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $25,187,734, collateralized by $25,440,000 U.S. Treasury Notes, 1.000%, due 10/31/16, value $25,694,400	0.010%	1/03/12	$25,187,706
	Total Short-Term Investments (cost $25,187,706)			25,187,706
	Total Investments (cost $454,194,646) – 100.0%			451,788,365
	Other Assets Less Liabilities – (0.0)%			(87,113)
	Net Assets – 100%			$451,701,252

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Small/Mid-Cap Value Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 95.9%

	Aerospace & Defense – 1.7%

28,850	Orbital Sciences Corporation, (2)	$419,191
	Biotechnology – 1.7%

12,400	Vertex Pharmaceuticals Inc., (2)	411,804
	Building Products – 3.0%

79,150	Griffon Corporation, (2)	722,640
	Commercial Banks – 4.7%

21,100	Privatebancorp, Inc.	231,678

19,600	Texas Capital BancShares, Inc., (2)	599,956

46,550	Western Alliance Bancorporation, (2)	290,007
	Total Commercial Banks	1,121,641
	Commercial Services & Supplies – 1.8%

38,600	Schawk Inc.	432,706
	Communications Equipment – 2.4%

113,650	Brocade Communications Systems Inc., (2)	589,844
	Electronic Equipment & Instruments – 10.7%

20,850	Arrow Electronics, Inc., (2)	779,999

25,850	Avnet Inc., (2)	803,676

14,150	Coherent Inc., (2)	739,621

6,100	FEI Company, (2)	248,758
	Total Electronic Equipment & Instruments	2,572,054
	Food & Staples Retailing – 2.1%

9,650	Casey’s General Stores, Inc.	497,072
	Food Products – 3.7%

12,000	Hormel Foods Corporation	351,480

8,383	Treehouse Foods Inc., (2)	548,081
	Total Food Products	899,561
	Hotels, Restaurants & Leisure – 4.3%

30,650	Bob Evans Farms	1,028,000
	Insurance – 9.7%

10,750	Allied World Assurance Holdings	676,498

11,100	Alterra Capital Holdings Limited	262,293

9,250	PartnerRe Limited	593,943

9,050	Reinsurance Group of America Inc.	472,863

8,900	Willis Group Holdings PLC	345,320
	Total Insurance	2,350,917
	Machinery – 5.9%

15,800	CIRCOR International Inc.	557,898

4,150	Middleby Corporation, (2)	390,266

6,150	Timken Company	238,067

13,400	TriMas Corporation, (2)	240,530
	Total Machinery	1,426,761
	Metals & Mining – 8.5%

85,375	AuRico Gold Inc., (2)	683,854

66,800	Aurizon Mines Ltd, (2)	329,324

44	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

8,250	Royal Gold, Inc.			$556,298

68,700	Thompson Creek Metals Company Inc., (2)			478,152
	Total Metals & Mining			2,047,628
	Oil, Gas & Consumable Fuels – 3.8%

23,100	Arch Coal Inc.			335,181

39,200	Denbury Resources Inc., (2)			591,920
	Total Oil, Gas & Consumable Fuels			927,101
	Paper & Forest Products – 3.1%

20,900	Clearwater Paper Corporation, (2)			744,249
	Personal Products – 4.2%

27,150	Elizabeth Arden, Inc., (2)			1,005,635
	Pharmaceuticals – 2.2%

11,300	Salix Pharmaceuticals Limited, (2)			540,705
	Professional Services – 0.8%

8,000	Mistras Group Inc., (2)			203,920
	Real Estate Management & Development – 4.4%

70,500	Forestar Real Estate Group Inc., (2)			1,066,662
	Semiconductors & Equipment – 9.7%

26,600	MKS Instruments Inc.			740,012

146,600	PMC-Sierra, Inc., (2)			807,765

58,200	Teradyne Inc., (2)			793,266
	Total Semiconductors & Equipment			2,341,043
	Specialty Retail – 3.0%

23,850	Guess Inc.			711,207
	Thrifts & Mortgage Finance – 3.4%

28,150	Northwest Bancshares Inc.			350,186

37,100	People’s United Financial, Inc.			476,735
	Total Thrifts & Mortgage Finance			826,921
	Trading Companies & Distributors – 1.1%

5,000	WESCO International Inc., (2)			265,050
	Total Common Stocks (cost $21,467,529)			23,152,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.6%

$1,112	Repurchase Agreement with State Street Bank, dated 12/30/11, repurchase price $1,111,631, collateralized by $1,050,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $1,136,625	0.010%	1/03/12	$1,111,630
	Total Short-Term Investments (cost $1,111,630)			1,111,630
	Total Investments (cost $22,579,159) – 100.5%			24,263,942
	Other Assets Less Liabilities – (0.5)%			(126,142)
	Net Assets – 100%			$24,137,800

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 1.8%

116,350	Orbital Sciences Corporation, (2)	$1,690,566
	Apparel, Accesories & Luxury Goods – 3.7%

105,200	Maidenform Brands Inc., (2)	1,925,160

46,200	True Religion Apparel, Inc., (2)	1,597,596
	Total Apparel, Accesories & Luxury Goods	3,522,756
	Building Products – 3.5%

367,350	Griffon Corporation, (2)	3,353,906
	Commercial Banks – 8.3%

70,550	Pacwest Bancorp.	1,336,923

199,390	Privatebancorp, Inc.	2,189,302

81,950	Texas Capital BancShares, Inc., (2)	2,508,490

293,950	Western Alliance Bancorporation, (2)	1,831,309
	Total Commercial Banks	7,866,024
	Communications Equipment – 2.6%

478,550	Brocade Communications Systems Inc., (2)	2,483,675
	Construction & Engineering – 1.4%

203,250	Orion Marine Group Inc., (2)	1,351,613
	Electronic Equipment & Instruments – 3.4%

61,500	Coherent Inc., (2)	3,214,605
	Food & Staples Retailing – 2.5%

45,800	Casey’s General Stores, Inc.	2,359,158
	Food Products – 4.3%

339,850	Smart Balance Inc., (2)	1,821,596

35,250	Treehouse Foods Inc., (2)	2,304,645
	Total Food Products	4,126,241
	Hotels, Restaurants & Leisure – 4.5%

127,400	Bob Evans Farms	4,272,995
	Household Durables – 2.0%

166,395	Hooker Furniture Corporation	1,908,551
	Insurance – 7.0%

40,550	Allied World Assurance Holdings	2,551,812

44,300	Alterra Capital Holdings Limited	1,046,809

116,550	Aspen Insurance Holdings Limited	3,088,575
	Total Insurance	6,687,196
	IT Services – 3.0%

220,750	Convergys Corporation, (2)	2,818,978
	Machinery – 8.0%

165,400	Albany International Corporation, Class A	3,824,047

60,450	CIRCOR International Inc.	2,134,490

17,300	Middleby Corporation, (2)	1,626,892
	Total Machinery	7,585,429
	Metals & Mining – 8.0%

314,903	AuRico Gold Inc., (2)	2,522,373

261,600	Aurizon Mines Ltd, (2)	1,289,688

46	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

31,150	Royal Gold, Inc.			$2,100,445

250,150	Thompson Creek Metals Company Inc., (2)			1,741,044
	Total Metals & Mining			7,653,550
	Oil, Gas & Consumable Fuels – 2.9%

103,600	Carrizo Oil & Gas, Inc., (2)			2,729,860
	Paper & Forest Products – 2.5%

38,103	Buckeye Technologies Inc., (2)			1,274,164

48,513	Neenah Paper, Inc.			1,082,810
	Total Paper & Forest Products			2,356,974
	Personal Products – 4.5%

114,800	Elizabeth Arden, Inc., (2)			4,252,191
	Professional Services – 0.3%

21,530	GP Strategies Corporation, (2)			290,224
	Real Estate Management & Development – 4.5%

285,485	Forestar Real Estate Group Inc., (2)			4,319,387
	Road & Rail – 2.3%

120,265	Marten Transport, Ltd.			2,163,567
	Semiconductors & Equipment – 14.8%

348,300	Entegris Inc., (2)			3,038,918

106,100	MKS Instruments Inc.			2,951,702

610,500	PMC-Sierra, Inc., (2)			3,363,855

182,800	Standard Microsystems Corporation, (2)			4,710,755
	Total Semiconductors & Equipment			14,065,230
	Specialty Retail – 0.7%

218,601	Golfsmith International Holdings Inc., (2)			692,965
	Thrifts & Mortgage Finance – 1.4%

109,100	Northwest Bancshares Inc.			1,357,204
	Total Common Stocks (cost $82,569,581)			93,122,845

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%

$1,941	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $1,941,325, collateralized by $1,500,000 U.S. Treasury Notes, 4.500%, due 2/15/36, value $1,985,625	0.010%	1/03/12	$1,941,323
	Total Short-Term Investments (cost $1,941,323)			1,941,323
	Total Investments (cost $84,510,904) – 99.9%			95,064,168
	Other Assets Less Liabilities – 0.1%			65,955
	Net Assets – 100%			$95,130,123

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 89.2%

	Aerospace & Defense – 2.4%

560,300	Alliant Techsystems Inc.	$32,026,748

5,205,000	Finmeccanica SPA, ADR, (3)	9,264,900

419,350	Lockheed Martin Corporation	33,925,415
	Total Aerospace & Defense	75,217,063
	Airlines – 2.7%

2,617,000	SkyWest Inc.	32,948,030

5,861,000	Southwest Airlines Co.	50,170,160
	Total Airlines	83,118,190
	Biotechnology – 0.5%

2,188,594	Dendreon Corporation, (2)	16,633,314
	Capital Markets – 1.1%

875,500	Northern Trust Corporation	34,722,330
	Chemicals – 1.6%

1,776,000	Georgia Gulf Corporation, (2)	34,614,240

300,000	Mosaic Company	15,129,000
	Total Chemicals	49,743,240
	Commercial Banks – 0.8%

8,650,000	Sumitomo Mitsui Trust Holdings, (3)	24,566,000
	Communications Equipment – 1.3%

2,230,000	Cisco Systems, Inc.	40,318,400
	Computers & Peripherals – 1.6%

1,633,000	Western Digital Corporation, (2)	50,541,350
	Construction & Engineering – 1.3%

300,878	Layne Christensen Company, (2)	7,281,248

1,205,000	Shaw Group Inc., (2)	32,414,500
	Total Construction & Engineering	39,695,748
	Diversified Telecommunication Services – 1.5%

1,980,300	KT Corporation, Sponsored ADR	30,971,892

290,800	Telus Corporation Non-Voting	15,572,340
	Total Diversified Telecommunication Services	46,544,232
	Electric Utilities – 7.5%

4,350,320	Centrais Electricas Brasileiras SA, Electrobras, ADR, (2)	63,079,640

8,337,000	Electricite de France S.A., ADR, (3)	40,100,970

1,429,200	Exelon Corporation	61,984,404

3,085,000	Korea Electric Power Corporation, Sponsored ADR	33,873,300

10,337,490	RusHydro, ADR, (2), (3)	31,322,583
	Total Electric Utilities	230,360,897
	Electronic Equipment & Instruments – 2.9%

2,921,200	Ingram Micro, Inc., Class A, (2)	53,136,628

724,400	Tech Data Corporation, (2)	35,792,604
	Total Electronic Equipment & Instruments	88,929,232
	Energy Equipment & Services – 0.5%

361,000	Transocean Inc.	13,858,790

48	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.8%

1,434,500	Kroger Co.	$34,743,590

1,367,900	Wal-Mart Stores, Inc.	81,745,704
	Total Food & Staples Retailing	116,489,294
	Food Products – 2.0%

626,000	Archer-Daniels-Midland Company	17,903,600

731,669	Cresud S.A., ADR	8,333,710

3,200,000	Dean Foods Company, (2)	35,840,000
	Total Food Products	62,077,310
	Health Care Equipment & Supplies – 1.1%

663,000	Zimmer Holdings, Inc.	35,417,460
	Insurance – 6.8%

2,768,985	American International Group, (2)	64,240,452

981,000	Axis Capital Holdings Limited	31,352,760

835,730	CNA Financial Corporation	22,355,778

932,000	Endurance Specialty Holdings Limited	35,649,000

889,816	MS&AD Insurance Group Holdings Inc., ADR, (3)	8,088,427

5,171,200	Old Republic International Corporation	47,937,024
	Total Insurance	209,623,441
	IT Services – 1.7%

2,258,000	Computer Sciences Corporation	53,514,600
	Machinery – 1.3%

534,900	AGCO Corporation, (2)	22,984,653

243,000	Japan Steel Works Limited, ADR, (3)	16,896,932
	Total Machinery	39,881,585
	Metals & Mining – 18.7%

408,000	AngloGold Ashanti Limited, Sponsored ADR	17,319,600

2,440,000	Barrick Gold Corporation	110,410,000

492,200	Freeport-McMoRan Copper & Gold, Inc.	18,108,038

1,784,500	Gold Fields Limited, Sponsored ADR	27,213,625

726,600	Ivanhoe Mines Ltd., (2)	12,875,352

8,927,000	Kinross Gold Corporation	101,767,800

1,960,000	Newcrest Mining Limited, Sponsored ADR, (3)	59,407,600

1,836,400	Newmont Mining Corporation	110,202,364

4,379,000	NovaGold Resources Inc., (2)	37,133,920

22,263,660	Polyus Gold Company, Sponsored GDR, (3)	65,677,796

1,211,471	Silver Standard Resources, Inc., (2)	16,742,529
	Total Metals & Mining	576,858,624
	Multi-Utilities – 1.6%

1,455,000	Ameren Corporation	48,204,150
	Oil, Gas & Consumable Fuels – 14.3%

4,210,003	Arch Coal Inc.	61,087,144

4,691,486	Cameco Corporation	84,681,322

2,384,200	Chesapeake Energy Corporation	53,143,818

662,627	CONSOL Energy Inc.	24,318,411

539,000	Devon Energy Corporation	33,418,000

802,560	Hess Corporation	45,585,408

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2011

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels (continued)

3,857,012	Nexen Inc.				$61,365,061

325,835	Petrobras Energia S.A., ADR				4,112,038

1,523,000	Suncor Energy, Inc.				43,908,090

2,319,300	Talisman Energy Inc.				29,571,075
	Total Oil, Gas & Consumable Fuels				441,190,367
	Pharmaceuticals – 4.6%

1,930,000	Eli Lilly and Company				80,210,800

782,100	Forest Laboratories, Inc., (2)				23,666,346

980,000	Merck & Company Inc.				36,946,000
	Total Pharmaceuticals				140,823,146
	Road & Rail – 1.7%

3,145,900	East Japan Railway Company, ADR, (3)				32,874,655

180,000	Union Pacific Corporation				19,069,200
	Total Road & Rail				51,943,855
	Software – 3.0%

3,504,800	Microsoft Corporation				90,984,608
	Specialty Retail – 1.8%

2,352,700	Best Buy Co., Inc.				54,982,599
	Wireless Telecommunication Services – 1.1%

3,007,000	Turkcell Iletisim Hizmetleri A.S., ADR, (2)				35,362,320
	Total Common Stocks (cost $2,764,882,586)				2,751,602,145

Shares	Description (1)	Coupon		Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.2%

	Communications Equipment – 0.7%

32,100	Lucent Technologies Capital Trust I	7.750%		B3	$19,621,125
	Health Care Providers & Services – 1.5%

1,044,700	Omnicare Capital Trust II, Series B	4.000%		B	47,345,804
	Total Convertible Preferred Securities (cost $62,425,888)				66,966,929

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 2.7%

	Airlines – 0.6%

$13,569	JetBlue Airways Corporation	6.750%	10/15/39	CCC	$18,182,460
	Biotechnology – 0.5%

21,972	Dendreon Corporation	2.875%	1/15/16	N/A	15,407,865
	Communications Equipment – 0.8%

27,809	Lucent Technologies Inc., Series B	2.750%	6/15/25	B	24,402,398
	Metals & Mining – 0.1%

3,018	Gold Reserve, Inc., (2)	5.500%	6/15/22	N/A	2,278,590
	Oil, Gas & Consumable Fuels – 0.7%

6,853	Goodrich Petroleum Corporation	5.000%	10/01/29	CCC+	6,347,591

38,017	USEC Inc.	3.000%	10/01/14	Caa2	17,630,384

44,870	Total Oil, Gas & Consumable Fuels				23,977,975
$111,238	Total Convertible Bonds (cost $99,342,467)				84,249,288

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.7%

$177,051

Repurchase Agreement with Fixed Income Clearing Corporation, dated
12/30/11, repurchase price $177,051,310, collateralized by:
$17,095,000 U.S. Treasury Notes, 4.750%, due 8/15/17, value $20,855,900,
$6,335,000 U.S. Treasury Notes, 3.750%, due 11/15/18, value $7,388,194, $12,070,00 U.S. Treasury Notes, 2.750%, due 2/15/19, value $13,337,350,
$20,000,000 U.S. Treasury Notes, 2.750%, due 12/31/17, value $22,175,000, $20,000,000 U.S. Treasury Notes, 2.750%, due 2/28/18, value $22,075,000,
$11,000,000 U.S. Treasury Notes, 2.375%, due 5/31/18, value $11,783,750,
$8,495,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $8,834,800,
$27,000,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $28,046,250,
$15,530,000 U.S. Treasury Notes, 1.500%, due 8/31/18, value $15,821,188,
$14,000,000 U.S. Treasury Notes, 1.000%, due 8/31/16, value $14,175,000 and
$16,000,000 U.S. Treasury Notes, 1.375%, due 9/30/18, value $16,100,000

		0.010%	1/03/12	$177,051,113
	Total Short-Term Investments (cost $177,051,113)			177,051,113
	Total Investments (cost $3,103,702,054) – 99.8%			3,079,869,475
	Other Assets Less Liabilities – 0.2%			5,005,533
	Net Assets – 100%			$3,084,875,008

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/A	Not available.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Assets and Liabilities (Unaudited)

December 31, 2011

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $262,781,253, $193,269,336, $454,194,646, $22,579,159, $84,510,904 and $3,103,702,054 respectively)	$293,590,252	$201,042,276	$451,788,365	$24,263,942	$95,064,168	$3,079,869,475
Cash	3,402	—	—	—	—	—
Receivables:
Dividends	676,820	209,539	685,031	9,009	31,386	4,213,849
Interest	—	—	14	—	—	898,439
Investments sold	318,270	1,461,681	—	—	—	—
Reclaims	—	—	—	746	3,041	—
Shares sold	514,162	198,004	1,915,636	389,636	340,365	20,017,925
Other assets	94,691	42,636	3,031	14	68	65,885
Total assets	295,197,597	202,954,136	454,392,077	24,663,347	95,439,028	3,105,065,573
Liabilities
Payables:
Dividends	—	—	—	—	—	2,613
Investments purchased	178,227	—	—	467,454	—	—
Shares redeemed	693,059	531,904	2,183,826	4,698	90,176	15,671,962
Accrued expenses:
Management fees	197,160	150,223	271,622	17,535	108,091	1,990,000
12b-1 distribution and service fees	67,121	67,256	13,388	2,684	4,773	597,138
Other	202,266	557,948	221,989	33,176	105,865	1,928,852
Total liabilities	1,337,833	1,307,331	2,690,825	525,547	308,905	20,190,565
Net assets	$293,859,764	$201,646,805	$451,701,252	$24,137,800	$95,130,123	$3,084,875,008
Class A Shares
Net assets	$253,110,920	$49,821,155	$32,540,227	$7,805,313	$5,466,819	$1,262,159,205
Shares outstanding	13,533,632	2,887,550	1,975,860	404,847	224,288	41,580,960
Net asset value per share	$18.70	$17.25	$16.47	$19.28	$24.37	$30.35
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.84	$18.30	$17.47	$20.46	$25.86	$32.20
Class B Shares
Net assets	$1,173,045	$10,298,448	$427,448	N/A	N/A	$5,868,681
Shares outstanding	64,375	626,040	26,635	N/A	N/A	197,719
Net asset value and offering price per share	$18.22	$16.45	$16.05	N/A	N/A	$29.68
Class C Shares
Net assets	$15,392,324	$55,891,544	$7,200,285	$1,556,589	$4,252,812	$385,571,819
Shares outstanding	846,431	3,397,945	448,525	83,944	182,533	12,994,110
Net asset value and offering price per share	$18.18	$16.45	$16.05	$18.54	$23.30	$29.67
Class R3 Shares
Net assets	$166,662	$169,147	$53,920	$70,333	$72,686	$8,080,677
Shares outstanding	8,856	9,892	3,281	3,695	2,981	265,880
Net asset value and offering price per share	$18.82	$17.10	$16.43	$19.03	$24.39	$30.39
Class I Shares
Net assets	$24,016,813	$85,466,511	$411,479,372	$14,705,565	$85,337,806	$1,423,194,626
Shares outstanding	1,280,076	4,933,802	24,978,850	764,191	3,468,496	46,758,013
Net asset value and offering price per share	$18.76	$17.32	$16.47	$19.24	$24.60	$30.44
Net assets consist of:
Capital paid-in	$332,536,128	$452,503,389	$451,726,807	$54,271,061	$134,653,718	$3,101,691,846
Undistributed (Over-distribution of) net investment income	2,202,921	11,906	1,322,135	(28,287)	(226,302)	(3,645,103)
Accumulated net realized gain (loss)	(71,688,604)	(258,641,430)	1,058,013	(31,789,757)	(49,850,557)	10,662,341
Net unrealized appreciation (depreciation)	30,809,319	7,772,940	(2,405,703)	1,684,783	10,553,264	(23,834,076)
Net assets	$293,859,764	$201,646,805	$451,701,252	$24,137,800	$95,130,123	$3,084,875,008
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	— Small/Mid-Cap Value and Small-Cap Value do not offer Class B Shares.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2011

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $43,102, $26,245 and $59,341, respectively)	$4,054,072	$2,241,782	$3,815,481
Interest	178	361	1,359
Total investment income	4,054,250	2,242,143	3,816,840
Expenses
Management fees	1,090,223	1,226,116	1,544,613
12b-1 service fees – Class A	324,966	66,071	38,816
12b-1 distribution and service fees – Class B	7,005	58,622	2,433
12b-1 distribution and service fees – Class C	77,347	300,375	37,640
12b-1 distribution and service fees – Class R3	391	395	138
Shareholders’ servicing agent fees and expenses	202,064	398,898	221,276
Custodian’s fees and expenses	20,864	23,859	31,170
Trustees’ fees and expenses	5,810	4,517	5,453
Professional fees	15,471	14,097	17,858
Shareholders’ reports – printing and mailing expenses	16,021	83,836	45,325
Federal and state registration fees	28,386	—	10,444
Other expenses	8,833	284	10,220
Total expenses before custodian fee credit and expense reimbursement	1,797,381	2,177,070	1,965,386
Custodian fee credit	(10)	(15)	(10)
Expense reimbursement	—	—	—
Net expenses	1,797,371	2,177,055	1,965,376
Net investment income (loss)	2,256,879	65,088	1,851,464
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(22,619)	16,053,858	3,568,293
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(25,178,849)	(50,530,967)	(49,483,859)
Net realized and unrealized gain (loss)	(25,201,468)	(34,477,109)	(45,915,566)
Net increase (decrease) in net assets from operations	$(22,944,589)	$(34,412,021)	$(44,064,102)

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Operations (Unaudited) (continued)

Six Months Ended December 31, 2011

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $560, $2,281 and $1,057,291, respectively)	$93,402	$362,120	$31,712,653
Interest	48	140	2,766,203
Total investment income	93,450	362,260	34,478,856
Expenses
Management fees	78,531	429,763	12,374,296
12b-1 service fees – Class A	7,044	7,952	1,542,082
12b-1 distribution and service fees – Class B	N/A	N/A	31,790
12b-1 distribution and service fees – Class C	5,717	19,850	2,083,979
12b-1 distribution and service fees – Class R3	169	174	21,693
Shareholders’ servicing agent fees and expenses	17,207	77,426	1,823,121
Custodian’s fees and expenses	4,482	10,916	231,036
Trustees’ fees and expenses	247	1,209	43,423
Professional fees	12,912	13,755	56,313
Shareholders’ reports – printing and mailing expenses	3,650	14,658	481,358
Federal and state registration fees	5,959	8,742	108,269
Other expenses	2,447	4,122	65,885
Total expenses before custodian fee credit and expense reimbursement	138,365	588,567	18,863,245
Custodian fee credit	(4)	(5)	(519)
Expense reimbursement	(16,624)	—	—
Net expenses	121,737	588,562	18,862,726
Net investment income (loss)	(28,287)	(226,302)	15,616,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,449,190	6,368,549	41,590,767
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(2,056,463)	(10,097,710)	(301,618,211)
Net realized and unrealized gain (loss)	(607,273)	(3,729,161)	(260,027,444)
Net increase (decrease) in net assets from operations	$(635,560)	$(3,955,463)	$(244,411,314)

N/A	— Small/Mid-Cap Value and Small-Cap Value do not offer Class B Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$2,256,879	$3,627,880	$65,088	$(445,594)
Net realized gain (loss) from:
Investments and foreign currency	(22,619)	28,249,798	16,053,858	21,484,838
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(25,178,849)	46,238,142	(50,530,967)	76,177,341
Net increase (decrease) in net assets from operations	(22,944,589)	78,115,820	(34,412,021)	97,216,585
Distributions to Shareholders
From net investment income:
Class A	(3,241,771)	(3,374,398)	—	—
Class B	(6,060)	(9,369)	—	—
Class C	(79,394)	(82,745)	—	—
Class R3	(1,708)	(495)	—	—
Class I	(366,885)	(388,686)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,695,818)	(3,855,693)	—	—
Fund Share Transactions
Proceeds from sale of shares	10,766,160	31,376,189	21,172,566	102,534,298
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,008,329	3,040,868	—	—
	13,774,489	34,417,057	21,172,566	102,534,298
Cost of shares redeemed	(37,959,037)	(59,347,740)	(152,127,675)	(204,384,238)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(24,184,548)	(24,930,683)	(130,955,109)	(101,849,940)
Net increase (decrease) in net assets	(50,824,955)	49,329,444	(165,367,130)	(4,633,355)
Net assets at the beginning of period	344,684,719	295,355,275	367,013,935	371,647,290
Net assets at the end of period	$293,859,764	$344,684,719	$201,646,805	$367,013,935
Undistributed (Over-distribution of) net investment income at the end of period	$2,202,921	$3,641,860	$11,906	$(53,182)

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Changes in Net Assets (Unaudited) (continued)

	Large-Cap Value		Small/Mid-Cap Value
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$1,851,464	$1,432,478	$(28,287)	$(63,507)
Net realized gain (loss) from:
Investments and foreign currency	3,568,293	7,285,480	1,449,190	1,980,649
Redemptions in-kind	—	(2,103,361)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(49,483,859)	61,059,587	(2,056,463)	2,631,331
Net increase (decrease) in net assets from operations	(44,064,102)	67,674,184	(635,560)	4,548,473
Distributions to Shareholders
From net investment income:
Class A	(28,665)	(31,669)	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(1,469,402)	(1,171,295)	—	—
From accumulated net realized gains:
Class A	(408,557)	—	—	—
Class B	(5,518)	—	N/A	N/A
Class C	(94,389)	—	—	—
Class R3	(688)	—	—	—
Class I	(5,198,771)	—	—	—
Decrease in net assets from distributions to shareholders	(7,205,990)	(1,202,964)	—	—
Fund Share Transactions
Proceeds from sale of shares	149,310,623	243,412,496	8,077,516	10,589,304
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,174,283	1,143,195	—	—
	155,484,906	244,555,691	8,077,516	10,589,304
Cost of shares redeemed	(88,811,343)	(133,179,546)	(4,642,569)	(5,034,171)
Cost of redemptions in-kind	—	(14,097,131)	—	—
Net increase (decrease) in net assets from Fund share transactions	66,673,563	97,279,014	3,434,947	5,555,133
Net increase (decrease) in net assets	15,403,471	163,750,234	2,799,387	10,103,606
Net assets at the beginning of period	436,297,781	272,547,547	21,338,413	11,234,807
Net assets at the end of period	$451,701,252	$436,297,781	$24,137,800	$21,338,413
Undistributed (Over-distribution of) net investment income at the end of period	$1,322,135	$968,738	$(28,287)	$—

See accompanying notes to financial statements.

56	Nuveen Investments

	Small-Cap Value		Value Opportunities
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$(226,302)	$(710,456)	$15,616,130	$19,030,540
Net realized gain (loss) from:
Investments and foreign currency	6,368,549	12,240,975	41,590,767	320,911,163
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(10,097,710)	22,021,396	(301,618,211)	172,998,798
Net increase (decrease) in net assets from operations	(3,955,463)	33,551,915	(244,411,314)	512,940,501
Distributions to Shareholders
From net investment income:
Class A	—	—	(30,516,114)	(15,223,937)
Class B	N/A	N/A	(93,629)	(52,942)
Class C	—	—	(6,159,226)	(2,428,403)
Class R3	—	—	(172,981)	(33,059)
Class I	—	—	(38,927,787)	(22,462,376)
From accumulated net realized gains:
Class A	—	—	(74,345,248)	(32,302,076)
Class B	N/A	N/A	(375,408)	(224,961)
Class C	—	—	(24,536,785)	(9,988,549)
Class R3	—	—	(486,200)	(72,577)
Class I	—	—	(90,830,654)	(41,366,702)
Decrease in net assets from distributions to shareholders	—	—	(266,444,032)	(124,155,582)
Fund Share Transactions
Proceeds from sale of shares	18,748,506	41,569,383	681,751,542	1,972,518,147
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	204,685,886	92,637,725
	18,748,506	41,569,383	886,437,428	2,065,155,872
Cost of shares redeemed	(16,640,757)	(63,521,319)	(781,527,916)	(867,673,014)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	2,107,749	(21,951,936)	104,909,512	1,197,482,858
Net increase (decrease) in net assets	(1,847,714)	11,599,979	(405,945,834)	1,586,267,777
Net assets at the beginning of period	96,977,837	85,377,858	3,490,820,842	1,904,553,065
Net assets at the end of period	$95,130,123	$96,977,837	$3,084,875,008	$3,490,820,842
Undistributed (Over-distribution of) net investment income at the end of period	$(226,302)	$—	$(3,645,103)	$56,608,504

N/A	— Small/Mid-Cap Value and Small-Cap Value do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/96)
2012(g)	$20.25	$.14	$(1.45)	$(1.31)	$(.24)	$—	$(.24)	$18.70
2011	16.11	.21	4.15	4.36	(.22)	—	(.22)	20.25
2010	14.23	.16	2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
Class B (8/96)
2012(g)	19.65	.06	(1.40)	(1.34)	(.09)	—	(.09)	18.22
2011	15.65	.06	4.03	4.09	(.09)	—	(.09)	19.65
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
Class C (8/96)
2012(g)	19.61	.07	(1.41)	(1.34)	(.09)	—	(.09)	18.18
2011	15.61	.06	4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
Class R3 (8/08)
2012(g)	20.34	.12	(1.45)	(1.33)	(.19)	—	(.19)	18.82
2011	16.19	.18	4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(f)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(e)
2012(g)	20.34	.16	(1.45)	(1.29)	(.29)	—	(.29)	18.76
2011	16.18	.26	4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(6.47)%	$253,111	1.16	%*	1.51	%*	1.16	%*	1.51	%*	53%
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131
21.71	491,489	1.25		1.22		1.25		1.22		75

(6.80)	1,173	1.91	*	.71	*	1.91	*	.71	*	53
26.23	1,760	1.97		.31		1.93		.34		78
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131
20.77	18,491	2.00		.44		2.00		.44		75

(6.81)	15,392	1.91	*	.76	*	1.91	*	.76	*	53
26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131
20.80	31,219	2.00		.47		2.00		.47		75

(6.52)	167	1.41	*	1.28	*	1.41	*	1.28	*	53
26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

(6.34)	24,017	.91	*	1.75	*	.91	*	1.75	*	53
27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684	.99		1.45		.96		1.48		131
22.03	31,878	1.00		1.48		1.00		1.48		75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2012(g)	$19.11	$.01	$(1.87)	$(1.86)	$—	$—	$—	$—	$17.25
2011	14.73	(.02)	4.40	4.38	—	—	—	—	19.11
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
Class B (12/02)
2012(g)	18.29	(.06)	(1.78)	(1.84)	—	—	—	—	16.45
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
Class C (12/02)
2012(g)	18.29	(.06)	(1.78)	(1.84)	—	—	—	—	16.45
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
Class R3 (8/08)
2012(g)	18.96	(.01)	(1.85)	(1.86)	—	—	—	—	17.10
2011	14.66	(.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(f)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(e)
2012(g)	19.17	.03	(1.88)	(1.85)	—	—	—	—	17.32
2011	14.74	.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09

60	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(9.73)%	$49,821	1.41	%*	.09%*	21%
29.74	61,438	1.38		(.10)	24
20.85	61,514	1.47		(.38)	34
(34.12)	76,785	1.50		.27	32
(25.65)	293,777	1.33		.17	25
15.51	634,123	1.24		.71	19

(10.06)	10,298	2.15	*	(.68 )*	21
28.71	15,631	2.13		(.85)	24
20.02	16,016	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	25
14.65	75,067	2.00		(.04)	19

(10.06)	55,892	2.15	*	(.66 )*	21
28.71	71,116	2.13		(.84)	24
20.02	71,209	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	25
14.64	441,048	1.99		(.04)	19

(9.81)	169	1.67	*	(.13 )*	21
29.33	156	1.63		(.32)	24
20.62	202	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	32

(9.65)	85,467	1.13	*	.31 *	21
30.05	218,673	1.13		.18	24
21.18	222,707	1.18		(.08)	34
(33.95)	227,320	1.29		.55	32
(25.47)	274,886	1.09		.39	25
15.77	350,370	.99		.96	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2011.
*	Annualized.
**	Amount rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/06)
2012(h)	$18.56	$.06	$(1.93)	$(1.87)	$(.01)	$(.21)	$(.22)	$16.47
2011	14.73	.03	3.83	3.86	(.03)	—	(.03)	18.56
2010	12.71	.03	1.99	2.02	—	—	—	14.73
2009	17.41	.10	(4.73)	(4.63)	(.07)	—	(.07)	12.71
2008	21.38	.15	(4.04)	(3.89)	(.08)	— **	(.08)	17.41
2007(f)	20.00	.12	1.26	1.38	—	—	—	21.38
Class B (12/06)
2012(h)	18.14	(.01)	(1.87)	(1.88)	—	(.21)	(.21)	16.05
2011	14.48	(.10)	3.76	3.66	—	—	—	18.14
2010	12.60	(.09)	1.97	1.88	—	—	—	14.48
2009	17.28	— **	(4.68)	(4.68)	—	—	—	12.60
2008	21.30	— **	(4.02)	(4.02)	—	— **	— **	17.28
2007(f)	20.00	— **	1.30	1.30	—	—	—	21.30
Class C (12/06)
2012(h)	18.15	(.01)	(1.88)	(1.89)	—	(.21)	(.21)	16.05
2011	14.49	(.09)	3.75	3.66	—	—	—	18.15
2010	12.60	(.08)	1.97	1.89	—	—	—	14.49
2009	17.28	— **	(4.68)	(4.68)	—	—	—	12.60
2008	21.30	— **	(4.02)	(4.02)	—	— **	— **	17.28
2007(f)	20.00	.02	1.28	1.30	—	—	—	21.30
Class R3 (9/09)
2012(h)	18.53	.03	(1.92)	(1.89)	—	(.21)	(.21)	16.43
2011	14.71	(.01)	3.83	3.82	—	—	—	18.53
2010(g)	15.24	— **	(.53)	(.53)	—	—	—	14.71
Class I (12/06)(e)
2012(h)	18.59	.07	(1.92)	(1.85)	(.06)	(.21)	(.27)	16.47
2011	14.75	.08	3.83	3.91	(.07)	—	(.07)	18.59
2010	12.72	.08	1.97	2.05	(.02)	—	(.02)	14.75
2009	17.43	.12	(4.72)	(4.60)	(.11)	—	(.11)	12.72
2008	21.41	.20	(4.05)	(3.85)	(.13)	— **	(.13)	17.43
2007(f)	20.00	.15	1.26	1.41	—	—	—	21.41

62	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(10.01)%	$32,540	1.12	%*	.66	%*	1.12	%*	.66	%*	14%
26.22	26,143	1.20		.19		1.20		.19		27
15.89	13,820	1.32		.20		1.32		.20		15
(26.57)	6,075	1.61		.49		1.35		.76		16
(18.24)	5,080	1.66		.45		1.33		.77		13
6.90	2,358	3.12	*	(.84	)*	1.33	*	.95	*	—	****

(10.33)	427	1.87	*	(.16	)*	1.87	*	(.16	)*	14
25.28	575	1.95		(.56)		1.95		(.56)		27
14.92	456	2.07		(.60)		2.07		(.60)		15
(27.13)	405	2.35		(.22)		2.10		.03		16
(18.82)	835	2.43		(.34)		2.08		—	***	13
6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	—	****

(10.37)	7,200	1.87	*	(.14	)*	1.87	*	(.14	)*	14
25.26	8,660	1.95		(.55)		1.95		(.55)		27
15.00	4,665	2.07		(.55)		2.07		(.55)		15
(27.13)	2,217	2.37		(.25)		2.10		.02		16
(18.82)	2,484	2.42		(.33)		2.08		—	***	13
6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	—	****

(10.16)	54	1.37	*	.37	*	1.37	*	.37	*	14
25.97	61	1.45		(.06)		1.45		(.06)		27
(3.48)	48	1.58	*	(.02	)*	1.58	*	(.02	)*	15

(9.92)	411,479	.87	*	.89	*	.87	*	.89	*	14
26.54	400,859	.95		.45		.95		.45		27
16.13	253,558	1.08		.53		1.08		.53		15
(26.35)	52,618	1.36		.71		1.10		.97		16
(18.05)	15,719	1.40		.71		1.08		1.02		13
7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	—	****

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(h)	For the six months ended December 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains(b)	Total		Ending Net Asset Value
Class A (12/06)
2012(h)	$19.91	$(.04)	$(.59)	$(.63)	$—		$—	$—		$19.28
2011	14.32	(.09)	5.68	5.59	—		—	—		19.91
2010	11.05	(.09)	3.36	3.27	—		—	—		14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(f)	20.00	.15	1.22	1.37	—		—	—		21.37
Class C (12/06)
2012(h)	19.22	(.10)	(.58)	(.68)	—		—	—		18.54
2011	13.93	(.22)	5.51	5.29	—		—	—		19.22
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(f)	20.00	.05	1.23	1.28	—		—	—		21.28
Class R3 (9/09)
2012(h)	19.68	(.06)	(.59)	(.65)	—		—	—		19.03
2011	14.19	(.13)	5.62	5.49	—		—	—		19.68
2010(g)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)(e)
2012(h)	19.85	(.01)	(.60)	(.61)	—		—	—		19.24
2011	14.24	(.05)	5.66	5.61	—		—	—		19.85
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(f)	20.00	.49	.92	1.41	—		—	—		21.41

64	Nuveen Investments

		Ratios/Supplemental Data

			Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(3.16)%		$7,805	1.51	%*	(.58 )%*	1.33	%*	(.39 )%*	26%
39.13		5,261	1.88		(1.04)	1.33		(.50)	46
29.50		3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84
6.85		1,098	2.54	*	.23 *	1.43	*	1.34 *	1

(3.54)		1,557	2.24	*	(1.31)*	2.08	*	(1.15)*	26
38.07		1,202	2.62		(1.80)	2.08		(1.26)	46
28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84
6.40		974	3.22	*	(.65 )*	2.18	*	.39 *	1

(3.30)		70	1.75	*	(.82 )*	1.58	*	(.66 )*	26
38.69		73	2.13		(1.29)	1.58		(.74)	46
4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

(3.07)		14,706	1.23	*	(.31 )*	1.08	*	(.16 )*	26
39.40		14,803	1.62		(.80)	1.08		(.26)	46
29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84
7.05		216,872	1.49	*	3.93 *	1.16	*	4.25 *	1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(h)	For the six months ended December 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2012(g)	$25.22	$(.08)	$(.77)	$(.85)	$—	$—	$—		$—	$24.37
2011	18.30	(.18)	7.10	6.92	—	—	—		—	25.22
2010	14.14	(.10)	4.27	4.17	(.01)	—	—		(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
Class C (12/04)
2012(g)	24.20	(.16)	(.74)	(.90)	—	—	—		—	23.30
2011	17.68	(.35)	6.87	6.52	—	—	—		—	24.20
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
Class R3 (9/09)
2012(g)	25.26	(.11)	(.76)	(.88)	—	—	—		—	24.39
2011	18.37	(.25)	7.14	6.89	—	—	—		—	25.26
2010(f)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)(e)
2012(g)	25.42	(.05)	(.77)	(.82)	—	—	—		—	24.60
2011	18.40	(.14)	7.16	7.02	—	—	—		—	25.42
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18

66	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(3.41)%	$5,467	1.46	%*	(.69 )%*	1.46	%*	(.69 )%*	25%
37.94	7,365	1.43		(.82)	1.43		(.82)	51
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48
16.09	78,081	1.50		.44	1.49		.46	24

(3.72)	4,253	2.21	*	(1.43)*	2.21	*	(1.43)*	25
36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48
15.26	17,290	2.25		(.31)	2.24		(.30)	24

(3.48)	73	1.71	*	(.94 )*	1.71	*	(.94 )*	25
37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

(3.26)	85,338	1.21	*	(.43 )*	1.21	*	(.43 )*	25
38.28	85,136	1.18		(.58)	1.18		(.58)	51
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48
16.41	132,385	1.22		.81	1.22		.81	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(g)	For the six months ended December 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/04)
2012(g)	$35.58	$.16	$(2.62)	$(2.46)	$(.75)	$(2.02)	$(2.77)	$30.35
2011	29.76	.23	7.26	7.49	(.51)	(1.16)	(1.67)	35.58
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
Class B (12/04)
2012(g)	34.69	.03	(2.54)	(2.51)	(.48)	(2.02)	(2.50)	29.68
2011	29.07	(.04)	7.08	7.04	(.26)	(1.16)	(1.42)	34.69
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
Class C (12/04)
2012(g)	34.68	.03	(2.54)	(2.51)	(.48)	(2.02)	(2.50)	29.67
2011	29.06	(.03)	7.07	7.04	(.26)	(1.16)	(1.42)	34.68
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
Class R3 (8/08)
2012(g)	35.57	.11	(2.60)	(2.49)	(.67)	(2.02)	(2.69)	30.39
2011	29.76	.17	7.23	7.40	(.43)	(1.16)	(1.59)	35.57
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(f)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(e)
2012(g)	35.72	.20	(2.62)	(2.42)	(.84)	(2.02)	(2.86)	30.44
2011	29.87	.31	7.29	7.60	(.59)	(1.16)	(1.75)	35.72
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54

68	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(6.81)%	$1,262,159	1.18	%*	.93	%*	1.18	%*	.93	%*	44%
25.31	1,291,888	1.20		.65		1.20		.65		77
23.13	658,037	1.43		.44		1.43		.44		48
(13.47)	378,845	1.48		.89		1.48		.89		61
(2.65)	368,093	1.42		.63		1.42		.63		48
22.98	248,827	1.39		.99		1.39		.99		23

(7.16)	5,869	1.93	*	.18	*	1.93	*	.18	*	44
24.38	6,863	1.95		(.13)		1.95		(.13)		77
22.25	5,801	2.17		(.32)		2.17		(.32)		48
(14.10)	5,080	2.22		.14		2.22		.14		61
(3.39)	6,816	2.17		(.11)		2.17		(.11)		48
22.04	5,521	2.14		.24		2.14		.24		23

(7.16)	385,572	1.93	*	.18	*	1.93	*	.18	*	44
24.39	436,074	1.95		(.07)		1.95		(.07)		77
22.25	192,332	2.19		(.31)		2.19		(.31)		48
(14.14)	98,742	2.22		.14		2.22		.14		61
(3.39)	116,463	2.17		(.10)		2.17		(.10)		48
22.04	100,295	2.14		.24		2.14		.24		23

(6.91)	8,081	1.43	*	.65	*	1.43	*	.65	*	44
25.00	6,880	1.45		.49		1.45		.49		77
22.82	1,444	1.71		.22		1.71		.22		48
(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	61

(6.69)	1,423,195	.93	*	1.17	*	.93	*	1.17	*	44
25.64	1,749,117	.95		.91		.95		.91		77
23.48	1,046,939	1.18		.69		1.18		.69		48
(13.29)	580,149	1.24		1.19		1.23		1.20		61
(2.39)	278,649	1.17		.89		1.17		.89		48
23.30	161,284	1.14		1.28		1.14		1.28		23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and Symphony Asset Management LLC (“Symphony”). Nuveen Asset Management, LLC and Symphony are subsidiaries of Nuveen. The Adviser maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may also invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser, NWQ Investment Management Company, LLC (“NWQ”), seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index and Russell 2500® Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell® 2000 Value Index or the Standard & Poor’s Small Cap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuation or catalysts. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser, Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Tradewinds’ disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Effective at the close of business on July 29, 2011, Value Opportunities was closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;
•	Defined contribution retirement plans that purchased shares of the Fund prior to October 31, 2011;
•	Full-time and retired employees of Nuveen and its affiliates as well as their immediate family members;
•	Officers, trustees and former trustees of the Nuveen funds; and
•	Benefit plans sponsored by Nuveen or its affiliates.

70	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities which generally represents a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the six months ended December 31, 2011, the Fund did not have any in-kind redemptions.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a ..50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

72	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2011:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$287,710,378	$—	$—	$287,710,378
Investment Companies	2,221,800	—	—	2,221,800
Short-Term Investments	—	3,658,074	—	3,658,074
Total	$289,932,178	$3,658,074	$—	$293,590,252

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$200,405,040	$—	$—	$200,405,040
Short-Term Investments	—	637,236	—	637,236
Total	$200,405,040	$637,236	$—	$201,042,276

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$426,600,659	$—	$—	$426,600,659
Short-Term Investments	—	25,187,706	—	25,187,706
Total	$426,600,659	$25,187,706	$—	$451,788,365

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$23,152,312	$—	$—	$23,152,312
Short-Term Investments	—	1,111,630	—	1,111,630
Total	$23,152,312	$1,111,630	$—	$24,263,942

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$93,122,845	$—	$—	$93,122,845
Short-Term Investments	—	1,941,323	—	1,941,323
Total	$93,122,845	$1,941,323	$—	$95,064,168

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$2,463,402,281	$288,199,864	$—	$2,751,602,145
Convertible Preferred Securities	47,345,804	19,621,125	—	66,966,929
Convertible Bonds	—	84,249,288	—	84,249,288
Short-Term Investments	—	177,051,113	—	177,051,113
Total	$2,510,748,085	$569,121,390	$—	$3,079,869,475
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

During the six months ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2011.

74	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	501,110	$9,116,251	1,146,918	$21,421,203
Class A – automatic conversion of Class B Shares	2,630	49,554	6,381	125,090
Class B	606	11,701	4,726	87,375
Class C	21,571	388,015	78,056	1,447,381
Class R3	1,085	18,970	5,307	108,254
Class I	64,020	1,181,669	421,332	8,186,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	138,807	2,606,795	137,700	2,645,224
Class B	237	4,337	350	6,555
Class C	3,220	58,788	3,150	58,810
Class R3	—	—	—	—
Class I	17,962	338,409	17,140	330,279
	751,248	13,774,489	1,821,060	34,417,057
Shares redeemed:
Class A	(1,684,685)	(30,980,912)	(2,529,784)	(47,871,458)
Class B	(23,293)	(406,778)	(36,822)	(669,595)
Class B – automatic conversion to Class A Shares	(2,718)	(49,554)	(6,544)	(125,090)
Class C	(71,691)	(1,267,564)	(184,860)	(3,387,231)
Class R3	(294)	(5,337)	(4,045)	(75,035)
Class I	(284,459)	(5,248,892)	(374,681)	(7,219,331)
	(2,067,140)	(37,959,037)	(3,136,736)	(59,347,740)
Net increase (decrease)	(1,315,892)	$(24,184,548)	(1,315,676)	$(24,930,683)

	Multi-Cap Value
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	111,654	$1,929,785	257,568	$4,693,322
Class A – automatic conversion of Class B Shares	2,077	36,320	1,662	29,720
Class B	—	—	738	13,235
Class C	45,042	726,657	206,600	3,691,066
Class R3	1,648	27,511	—	—
Class I	1,069,285	18,452,293	5,275,849	94,106,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	1,229,706	21,172,566	5,742,417	102,534,298
Shares redeemed:
Class A	(441,311)	(7,648,730)	(1,219,158)	(21,543,518)
Class B	(226,615)	(3,712,842)	(271,607)	(4,594,805)
Class B – automatic conversion to Class A Shares	(2,174)	(36,320)	(1,726)	(29,720)
Class C	(536,136)	(8,876,628)	(1,330,310)	(22,630,843)
Class R3	—	—	(5,545)	(95,540)
Class I	(7,545,000)	(131,853,155)	(8,977,010)	(155,489,812)
	(8,751,236)	(152,127,675)	(11,805,356)	(204,384,238)
Net increase (decrease)	(7,521,530)	$(130,955,109)	(6,062,939)	$(101,849,940)

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

	Large-Cap Value
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,114,242	$18,139,891	750,248	$13,506,650
Class B	38	582	2,507	44,509
Class C	59,768	990,437	231,440	4,162,335
Class R3	—	—	—	—
Class I	7,706,630	130,179,713	12,462,365	225,699,002
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,860	428,819	1,685	30,408
Class B	318	4,930	—	—
Class C	5,015	77,840	—	—
Class R3	—	—	—	—
Class I	351,987	5,662,694	61,650	1,112,787
	9,264,858	155,484,906	13,509,895	244,555,691
Shares redeemed:
Class A	(573,943)	(9,401,122)	(281,473)	(4,910,989)
Class B	(5,420)	(87,512)	(2,321)	(41,081)
Class C	(93,467)	(1,543,912)	(76,312)	(1,320,386)
Class R3	—	—	—	—
Class I	(4,646,286)	(77,778,797)	(7,359,209)	(126,907,090)
Class I – In-kind	—	—	(790,197)	(14,097,131)
	(5,319,116)	(88,811,343)	(8,509,512)	(147,276,677)
Net increase (decrease)	3,945,742	$66,673,563	5,000,383	$97,279,014

	Small/Mid-Cap Value
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	251,673	$4,681,636	125,266	$2,330,322
Class C	27,488	499,135	38,567	717,006
Class R3	—	—	—	—
Class I	155,235	2,896,745	402,138	7,541,976
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	434,396	8,077,516	565,971	10,589,304
Shares redeemed:
Class A	(111,123)	(2,031,535)	(89,087)	(1,569,528)
Class C	(6,062)	(106,392)	(21,715)	(381,001)
Class R3	—	—	—	—
Class I	(136,817)	(2,504,642)	(167,368)	(3,083,642)
	(254,002)	(4,642,569)	(278,170)	(5,034,171)
Net increase (decrease)	180,394	$3,434,947	287,801	$5,555,133

76	Nuveen Investments

	Small-Cap Value
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,907	$1,000,201	137,861	$3,142,610
Class C	16,013	361,359	34,660	799,980
Class R3	—	—	214	5,400
Class I	709,081	17,386,946	1,616,836	37,621,393
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	768,001	18,748,506	1,789,571	41,569,383
Shares redeemed:
Class A	(110,633)	(2,579,431)	(228,916)	(5,393,959)
Class C	(15,356)	(337,205)	(50,367)	(1,124,106)
Class R3	—	—	—	—
Class I	(589,148)	(13,724,121)	(2,335,883)	(57,003,254)
	(715,137)	(16,640,757)	(2,615,166)	(63,521,319)
Net increase (decrease)	52,864	$2,107,749	(825,595)	$(21,951,936)

	Value Opportunities
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,693,760	$357,400,279	21,475,323	$744,550,597
Class A – automatic conversion of Class B Shares	179	6,132	738	24,973
Class B	7,943	264,107	15,614	530,405
Class C	999,357	33,061,421	6,952,830	235,972,429
Class R3	154,933	5,180,033	187,394	6,566,510
Class I	8,285,032	285,839,570	28,299,535	984,873,233
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,155,435	96,094,776	1,243,318	43,508,206
Class B	13,640	403,860	6,776	230,906
Class C	761,917	22,551,219	268,889	9,160,217
Class R3	14,420	438,872	901	31,501
Class I	2,785,372	85,197,159	1,130,122	39,706,895
	26,871,988	886,437,428	59,581,440	2,065,155,872
Shares redeemed:
Class A	(8,579,601)	(288,343,158)	(8,516,105)	(296,306,385)
Class B	(21,493)	(696,850)	(23,366)	(786,635)
Class B – automatic conversion to Class A Shares	(184)	(6,132)	(748)	(24,973)
Class C	(1,340,149)	(43,497,804)	(1,266,428)	(42,580,995)
Class R3	(96,911)	(3,330,568)	(43,378)	(1,517,789)
Class I	(13,279,111)	(445,653,404)	(15,510,421)	(526,456,237)
	(23,317,449)	(781,527,916)	(25,360,446)	(867,673,014)
Net increase (decrease)	3,554,539	$104,909,512	34,220,994	$1,197,482,858

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2011, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$160,544,815	$62,585,945	$108,889,587	$8,511,941	$22,648,144	$1,582,880,625
Sales and maturities	187,703,848	178,299,821	58,945,457	5,176,722	26,561,007	1,310,818,127

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$270,278,476	$198,034,424	$454,837,519	$22,643,207	$87,537,007	$3,120,265,998
Gross unrealized:
Appreciation	$39,893,279	$29,999,466	$34,538,893	$3,329,632	$18,898,156	$223,421,125
Depreciation	(16,581,503)	(26,991,614)	(37,588,047)	(1,708,897)	(11,370,995)	(263,817,648)
Net unrealized appreciation (depreciation) of investments	$23,311,776	$3,007,852	$(3,049,154)	$1,620,735	$7,527,161	$(40,396,523)

Permanent differences, primarily due to federal taxes paid, net operating losses, tax equalization, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, redemption-in-kind and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ last tax year end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(433,497)	$(2,424,794)	$(63,507)	$(710,475)	$25,521,840
Undistributed (Over-distribution of) net investment income	11,920	434,006	517	63,507	710,456	70,972,709
Accumulated net realized gain (loss)	(11,920)	(509)	2,424,277	—	19	(96,494,549)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ last tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,641,860	$—	$1,418,089	$—	$—	$122,128,274
Undistributed net long-term capital gains	—	—	3,391,164	—	—	114,312,328
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,855,693	$—	$1,202,964	$—	$—	$89,346,972
Distributions from net long-term capital gains	—	—	—	—	—	34,808,611
Return of capital	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Expiration:
June 30, 2016	$—	$—	$11,203,437	$—
June 30, 2017	—	169,314,405	21,132,667	6,583,384
June 30, 2018	64,168,763	100,615,795	838,796	46,609,617
Total	$64,168,763	$269,930,200	$33,174,900	$53,193,001

78	Nuveen Investments

Small/Mid-Cap Value’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended June 30, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Utilized capital loss carryforwards	$26,445,014	$21,882,568	$3,754,035	$1,862,025	$12,849,013

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2011, the complex-level fee rate for each of these Funds was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, Symphony, ICAP, NWQ and Tradewinds (collectively, the “Sub-Advisers”). The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2012	1.20%
Large-Cap Value	1.10	October 31, 2012	1.35
Small/Mid-Cap Value	1.10	October 31, 2012	1.45
Small-Cap Value	N/A	N/A	1.50
Tradewinds Value Opportunities	N/A	N/A	1.50

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2011, Nuveen Securities, LLC (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected	$11,424	$6,565	$18,365	$8,679	$2,277	$559,759
Paid to financial intermediaries	9,957	5,720	16,080	7,549	1,981	499,414

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances	$1,769	$5,208	$8,261	$2,991	$2,925	$305,250

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained	$9,259	$56,296	$17,225	$2,481	$2,776	$940,892

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2011, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained	$531	$44,993	$14,369	$—	$1,252	$138,995

At December 31, 2011, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	—	165	—	—	—	—
Class B	—	—	—	N/A	N/A	—
Class C	—	84	—	—	—	—
Class R3	2,757	2,978	3,281	3,695	2,767	1,432
Class I	—	84	—	—	—	—

80	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings transactions (secured borrowings/lending agreements) as opposed to sales (purchases) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Class B Shares of Large-Cap Value were converted to Class A Shares of the Fund at the close of business on February 15, 2012. Class B Shares of Large-Cap Value will no longer be available through an exchange from other Nuveen mutual funds after this date.

Nuveen Investments	81

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2011 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), considered and approved the advisory agreements (the “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”). They also considered and approved the sub-advisory agreements between the Adviser and, for each Fund, its sub-adviser or sub-advisers, as applicable, including, for the Nuveen Multi-Manager Large-Cap Value Fund (the “Multi-Manager Fund”), the sub-advisory agreement (the “HydePark Sub-Advisory Agreement”) between the Adviser and Nuveen HydePark Group, LLC (“HydePark”), an affiliate of the Adviser. Since the May Meeting, in connection with an internal reorganization, the HydePark Sub-Advisory Agreement was assigned to Nuveen Asset Management, LLC (“NAM LLC”), which is also an affiliate of the Adviser (the “Assignment”), and NAM LLC now serves as a sub-adviser to the Multi-Manager Fund.

In connection with the foregoing, at a meeting held on July 25-27, 2011, the Board Members, including a majority of the Independent Board Members, approved the Assignment. Given that the Assignment was not expected to reduce the level or nature of services provided, the factors considered and determinations made at the May Meeting in approving the HydePark Sub-Advisory Agreement were, as a general matter, equally applicable to the approval of the Assignment. For a discussion of these considerations, please see the annual report of the Multi-Manager Fund for the period ending June 30, 2011.

82	Nuveen Investments

Notes

Nuveen Investments	83

Notes

84	Nuveen Investments

Notes

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper Large-Cap Value Funds Classification Average contained 520. 520, 419, 251 and 415 funds for the 6-month, 1-year, 5-year, 10-year and since inception (12/15/06) periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification. The Lipper Multi-Cap Core Funds Classification Average contained 750, 729, 549, 291 and 418 funds for the 6-month, 1-year, 5-year, 10-year and since inception (12/9/04) periods ended, respectively, December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper Small-Cap Core Funds Classification Average contained 703, 692, 498, 496, and 395 funds for the 6-month, 1-year, 5-year, since inception (12/9/04) and since inception (12/15/06) periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Russell 2000 Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

Russell 2500 Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

Russell 3000 Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Asset Management, LLC

333 West Wacker Drive,

Chicago, IL 60603

NWQ Investment Management Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NWQ-1211D

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total returns.

Semi-Annual Report

December 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Moderate Allocation Fund	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
Nuveen Conservative Allocation Fund	NBMSX	NMNBX	NBMCX	NALTX	NMNRX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

The Nuveen Moderate Allocation Fund and Nuveen Conservative Allocation Fund held a special meeting of shareholders on December 16, 2011, for the purpose of voting on the reorganizations of the Nuveen Moderate Allocation Fund and Nuveen Conservative Allocation Fund into the Nuveen Strategy Balanced Allocation Fund and Nuveen Conservative Allocation Fund, respectively. At this meeting each Fund’s reorganization was approved. The reorganizations occurred after the close of business on January 20, 2012.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Funds featured portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. In May 2011, David Cline, who has 23 years of investment experience, and James Colon, CFA, with 12 years of experience, joined the management team for the Funds. Effective October 10, 2011, John Simmons, CFA, was no longer a portfolio manager for the Funds.

Here the portfolio management team for the Funds discuss key investment strategies and the Funds’ performance during the six months ending December 31, 2011.

How did the Funds perform during the six-month period ended December 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the six-month, one-year, five-year and ten-year periods ended December 31, 2011. Each Fund’s returns are compared with the performance of a peer group, appropriate composite benchmark and general market index.

What strategies were used to manage the Funds during the reporting period?

Both Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent and value-added investment funds within each asset class, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Moderate Allocation Fund

Class A Shares at net asset value for the Fund underperformed the Moderate Allocation Composite, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average and the S&P 500 Index during the six-month reporting period.

Nuveen Investments	5

The Moderate Allocation Fund’s policy allocation as of December 31, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	37.50%
International Equity	17.00%
Global Infrastructure	1.00%
U.S. Public Real Estate	3.00%
Domestic Fixed Income	23.50%
Domestic High Yield	7.10%
Commodities	3.00%
Absolute Return	6.90%
Cash	1.00%

NIS monitors and manages several risk factors that impact the Fund’s performance. The impact of two key factors over the semi-annual period is discussed below.

Capital market risk typically has the largest impact on the performance of the Fund. During the six-month reporting period, global equity markets declined, adversely impacting Fund performance. However, a greater allocation to domestic equity versus international equity did help Fund performance as the S&P 500 Index returned -3.7% during the period, while the MSCI EAFE Index returned -16.3%. On a positive note, many fixed-income asset classes performed favorably over the period. The Fund’s core fixed-income component, as evidenced by the Barclays Capital Aggregate Bond Index, which gained 5.0% during the semiannual period, helped to counterbalance the sell-off in equities.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers generated negative incremental returns relative to their benchmarks. Manager performance within the global resources asset class generated the greatest level of outperformance; however, manager performance within the domestic and international equity asset classes detracted from the overall performance of the Fund.

In December 2011, the portfolio management team made several adjustments to the positioning of the Fund. The team increased its target exposure to domestic equity, reduced its target exposure to fixed income and sought additional diversification within several asset classes. To achieve additional within-asset class diversification, the management team restructured its domestic-equity exposures, allocating across eleven domestic equity mutual funds. The team also added exposures to the global infrastructure, high-yield municipal bond and absolute return asset classes.

Nuveen Conservative Allocation Fund

Class A Shares at net asset value for the Fund underperformed the Conservative Allocation Composite and the Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average during the six-month reporting period. The Fund outperformed the S&P 500 Index.

6	Nuveen Investments

The Conservative Allocation Fund’s policy allocation as of December 31, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	17.20%
International Equity	8.00%
Global Infrastructure	3.00%
U.S. Public Real Estate	1.00%
Domestic Fixed Income	55.50%
Domestic High Yield	8.40%
Commodities	1.00%
Absolute Return	4.90%
Cash	1.00%

NIS monitors and manages several risk factors that impact the Fund’s performance. The impact of two key factors over the semi-annual period is discussed below.

Capital market risk typically has the largest impact on the performance of the Fund. During the six-month reporting period, global equity markets declined, adversely impacting Fund performance. However, a greater allocation to domestic equity versus international equity did help Fund performance as the S&P 500 Index returned -3.7% during the period, while the MSCI EAFE Index returned -16.3%. On a positive note, many fixed-income asset classes performed well over the period. The Fund’s core fixed-income component, as evidenced by the Barclays Capital Aggregate Bond Index, which gained 5.0% during the semiannual period, helped to counterbalance the sell-off in equities.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers generated negative incremental returns relative to their benchmarks. Manager performance within the global resources asset class generated the greatest level of outperformance; however, manager performance within the domestic equity and domestic fixed-income asset classes detracted from the overall performance of the Fund.
In December 2011, the portfolio management team made several adjustments to the positioning of the Fund. Although the target exposures to equity and fixed income remained stable, within the equity asset class the investment team increased the target domestic equity exposure and decreased the target international exposure. To achieve additional within-asset class diversification, the management team restructured its domestic-equity exposures, allocating across ten domestic equity mutual funds. Within the fixed-income asset class, the team increased its target exposure to core domestic fixed income and decreased its target exposure to inflation-protected securities. The team also added exposures to the global infrastructure, high-yield municipal bond and absolute return asset classes.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen Funds). Generally, your cost to invest in

Nuveen Investments	7

asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each Fund’s allocation. These risks include, but are not limited to, market risk; volatility related to small- and mid-cap stocks; non-diversification risk; foreign securities risk; and credit and interest-rate risk related to debt securities. A Fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 6 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Moderate Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-5.98%	-4.35%	2.18%	3.88%
Class A Shares at maximum Offering Price	-11.40%	-9.85%	0.98%	3.27%
S&P 500 Index**	-3.69%	2.11%	-0.25%	2.92%
Moderate Allocation Composite Index**	-0.01%	4.47%	2.80%	4.30%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average**	-3.91%	0.20%	1.55%	4.12%

Class B Shares w/o CDSC	-6.32%	-5.04%	1.40%	3.26%
Class B Shares w/CDSC	-10.88%	-8.74%	1.24%	3.26%
Class C Shares	-6.31%	-5.04%	1.40%	3.10%
Class R3 Shares***	-6.09%	-4.57%	1.87%	3.60%
Class I Shares	-5.87%	-4.07%	2.43%	4.14%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.61%	1.33%
Class B Shares	2.35%	2.08%
Class C Shares	2.36%	2.08%
Class R3 Shares	1.85%	1.58%
Class I Shares	1.35%	1.08%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities Acquired Fund Fees and Expenses, and extraordinary expenses) do not exceed 0.29% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

***	Class A,B,C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

10	Nuveen Investments

Nuveen Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-3.21%	-1.44%	2.33%	3.63%
Class A Shares at maximum Offering Price	-8.76%	-7.12%	1.12%	3.02%
S&P 500 Index**	-3.69%	2.11%	-0.25%	2.92%
Conservative Allocation Composite Index**	1.63%	5.55%	4.07%	4.83%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average**	-1.42%	2.06%	2.88%	4.05%

Class B Shares w/o CDSC	-3.57%	-2.19%	1.56%	3.01%
Class B Shares w/CDSC	-8.27%	-6.01%	1.39%	3.01%
Class C Shares	-3.54%	-2.16%	1.58%	2.86%
Class R3 Shares***	-3.34%	-1.69%	2.07%	3.37%
Class I Shares	-3.06%	-1.19%	2.59%	3.89%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.50%	1.34%
Class B Shares	2.25%	2.09%
Class C Shares	2.25%	2.09%
Class R3 Shares	1.74%	1.59%
Class I Shares	1.25%	1.09%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities Acquired Fund Fees and Expenses, and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

***	Class A,B,C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Nuveen Investments	11

Holding Summaries (Unaudited) as of December 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Moderate Allocation Fund

Portfolio Allocation1

Nuveen Conservative Allocation Fund

Portfolio Allocation1

12	Nuveen Investments

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

Nuveen Moderate Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	2.5%
PowerShares DB Commodity Index Tracking Fund	0.5%
Total Non-Affiliated Commodity Funds	3.0%
Nuveen Equity Income Fund (Class I)	4.5%
Nuveen Global Infrastructure Fund (Class I)	1.0%
Nuveen International Select Fund (Class I)	12.0%
Nuveen Large Cap Growth Opportunities Fund (Class I)	5.3%
Nuveen Large Cap Select Fund (Class I)	2.2%
Nuveen Large Cap Value Fund (Class I)	4.7%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	2.0%
Nuveen Mid Cap Value Fund (Class I)	2.0%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.9%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	5.1%
Nuveen Real Estate Securities Fund (Class I)	3.0%
Nuveen Santa Barbara Dividend Growth Fund (Class I)	4.1%
Nuveen Santa Barbara International Growth Fund (Class I)	2.5%
Nuveen Small Cap Select Fund (Class I)	2.2%
Nuveen Tactical Market Opportunities Fund (Class I)	6.9%
Nuveen Tradewinds International Value Fund (Class I)	2.5%
Nuveen Winslow Large Cap Growth Fund (Class I)	2.8%
Total Affiliated Equity Funds	65.7%
Nuveen Core Bond Fund (Class I)	10.1%
Nuveen High Income Bond Fund (Class I)	1.8%
Nuveen High Yield Municipal Bond Fund (Class I)	3.6%
Nuveen Intermediate Term Bond Fund (Class I)	7.6%
Nuveen Symphony Credit Opportunities Fund (Class I)	1.8%
Nuveen Total Return Bond Fund (Class I)	6.1%
Total Affiliated Fixed Income Funds	31.0%
Total Short-Term Investments	0.3%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 12/31/11
iShares S&P GSCI Commodity-Indexed Trust	-3.25%
PowerShares DB Commodity Index Tracking Fund	-2.39%

Affiliated Equity Funds
Nuveen Equity Income Fund (Class I)	2.39%
Nuveen Global Infrastructure Fund (Class I)	0.40%
Nuveen International Select Fund (Class I)	-15.28%
Nuveen Large Cap Growth Opportunities Fund (Class I)	-2.69%
Nuveen Large Cap Select Fund (Class I)	-8.27%
Nuveen Large Cap Value Fund (Class I)	-3.60%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	-2.72%
Nuveen Mid Cap Value Fund (Class I)	-7.22%
Nuveen NWQ Large-Cap Value Fund (Class I)	-7.38%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	0.70%
Nuveen Real Estate Securities Fund (Class I)	7.96%
Nuveen Santa Barbara Dividend Growth Fund (Class I)	5.48%
Nuveen Santa Barbara International Growth Fund (Class I)	-19.40%
Nuveen Small Cap Select Fund (Class I)	-1.87%
Nuveen Tactical Market Opportunities Fund (Class I)	7.62%
Nuveen Tradewinds International Value Fund (Class I)	-15.63%
Nuveen Winslow Large Cap Growth Fund (Class I)	-0.66%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class I)	4.92%
Nuveen High Income Bond Fund (Class I)	1.35%
Nuveen High Yield Municipal Bond Fund (Class I)	11.75%
Nuveen Intermediate Term Bond Fund (Class I)	4.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	4.63%
Nuveen Total Return Bond Fund (Class I)	3.55%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

Nuveen Investments	13

Holding Summaries (Unaudited) (continued) as of December 31, 2011

Nuveen Conservative Allocation Fund

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	1.0%
Total Non-Affiliated Commodity Funds	1.0%
Nuveen Equity Income Fund (Class I)	2.6%
Nuveen Global Infrastructure Fund (Class I)	3.0%
Nuveen International Select Fund (Class I)	5.6%
Nuveen Large Cap Growth Opportunities Fund (Class I)	1.9%
Nuveen Large Cap Select Fund (Class I)	0.9%
Nuveen Large Cap Value Fund (Class I)	1.7%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	2.1%
Nuveen NWQ Large-Cap Value Fund (Class I)	1.3%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	2.2%
Nuveen Real Estate Securities Fund (Class I)	1.0%
Nuveen Santa Barbara Dividend Growth Fund (Class I)	2.0%
Nuveen Santa Barbara International Growth Fund (Class I)	1.2%
Nuveen Small Cap Select Fund (Class I)	1.1%
Nuveen Tactical Market Opportunities Fund (Class I)	4.9%
Nuveen Tradewinds International Value Fund (Class I)	1.2%
Nuveen Winslow Large Cap Growth Fund (Class I)	1.4%
Total Affiliated Equity Funds	34.1%
Nuveen Core Bond Fund (Class I)	30.1%
Nuveen High Income Bond Fund (Class I)	2.9%
Nuveen High Yield Municipal Bond Fund (Class I)	2.8%
Nuveen Intermediate Term Bond Fund (Class I)	12.1%
Nuveen Symphony Credit Opportunities Fund (Class I)	2.8%
Nuveen Total Return Bond Fund (Class I)	13.7%
Total Affiliated Fixed Income Funds	64.4%
Total Short-Term Investments	0.5%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 12/31/11
iShares S&P GSCI Commodity-Indexed Trust	-3.25%

Affiliated Equity Funds
Nuveen Equity Income Fund (Class I)	2.39%
Nuveen Global Infrastructure Fund (Class I)	0.40%
Nuveen International Select Fund (Class I)	-15.28%
Nuveen Large Cap Growth Opportunities Fund (Class I)	-2.69%
Nuveen Large Cap Select Fund (Class I)	-8.27%
Nuveen Large Cap Value Fund (Class I)	-3.60%
Nuveen Mid Cap Growth Opportunities Fund (Class I)	-2.72%
Nuveen NWQ Large-Cap Value Fund (Class I)	-7.38%
Nuveen Quantitative Enhanced Core Equity Fund (Class I)	0.70%
Nuveen Real Estate Securities Fund (Class I)	7.96%
Nuveen Santa Barbara Dividend Growth Fund (Class I)	5.48%
Nuveen Santa Barbara International Growth Fund (Class I)	-19.40%
Nuveen Small Cap Select Fund (Class I)	-1.87%
Nuveen Tactical Market Opportunities Fund (Class I)	7.62%
Nuveen Tradewinds International Value Fund (Class I)	-15.63%
Nuveen Winslow Large Cap Growth Fund (Class I)	-0.66%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class I)	4.92%
Nuveen High Income Bond Fund (Class I)	1.35%
Nuveen High Yield Municipal Bond Fund (Class I)	11.75%
Nuveen Intermediate Term Bond Fund (Class I)	4.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	4.63%
Nuveen Total Return Bond Fund (Class I)	3.55%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

14	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Moderate Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$940.20	$936.80	$936.90	$939.10	$941.30	$1,022.42	$1,018.65	$1,018.65	$1,021.17	$1,023.68
Expenses Incurred During Period	$2.63	$6.28	$6.28	$3.85	$1.42	$2.75	$6.55	$6.55	$4.01	$1.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .54%, 1.29%, 1.29%, .79% and ..29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$967.90	$964.30	$964.60	$966.60	$969.40	$1,022.02	$1,018.25	$1,018.25	$1,020.76	$1,023.28
Expenses Incurred During Period	$3.07	$6.76	$6.77	$4.30	$1.83	$3.15	$6.95	$6.95	$4.42	$1.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	15

Special Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on December 16, 2011, at this meeting the shareholders were asked to vote on an Agreement and Plan of Reorganization.

Moderate Allocation Fund

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

For	948,633
Against	19,918
Abstain	58,190
Broker Non-Votes	—
Total	1,026,741

Conservative Allocation Fund

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen Strategy Conservative Allocation Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the ing Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

For	940,480
Against	48,417
Abstain	55,455
Broker Non-Votes	—
Total	1,044,352

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Moderate Allocation Fund

December 31, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 3.0%

	Non-Affiliated Commodity Funds – 3.0%

33,160	iShares S&P GSCI Commodity-Indexed Trust			$1,093,617

8,100	PowerShares DB Commodity Index Tracking Fund			217,404
	Total Commodity Funds (cost $1,311,667)			1,311,021
	EQUITY FUNDS – 65.6%

	Affiliated Equity Funds – 65.6%

147,479	Nuveen Equity Income Fund (Class I)			1,964,424

50,521	Nuveen Global Infrastructure Fund (Class I)			435,495

634,466	Nuveen International Select Fund (Class I)			5,189,931

72,226	Nuveen Large Cap Growth Opportunities Fund (Class I)			2,281,612

82,657	Nuveen Large Cap Select Fund (Class I)			967,919

137,354	Nuveen Large Cap Value Fund (Class I)			2,016,362

21,406	Nuveen Mid Cap Growth Opportunities Fund (Class I)			876,566

39,772	Nuveen Mid Cap Value Fund (Class I)			873,784

75,118	Nuveen NWQ Large-Cap Value Fund (Class I)			1,237,199

104,960	Nuveen Quantitative Enhanced Core Equity Fund (Class I)			2,204,157

69,089	Nuveen Real Estate Securities Fund (Class I)			1,310,623

73,680	Nuveen Santa Barbara Dividend Growth Fund (Class I)			1,797,052

43,968	Nuveen Santa Barbara International Growth Fund (Class I)			1,083,374

70,389	Nuveen Small Cap Select Fund (Class I)			968,558

271,300	Nuveen Tactical Market Opportunities Fund (Class I)			2,995,148

49,420	Nuveen Tradewinds International Value Fund (Class I)			1,066,974

40,309	Nuveen Winslow Large Cap Growth Fund (Class I)			1,213,313
	Total Equity Funds (cost $28,278,298)			28,482,491
	FIXED INCOME FUNDS – 30.9%

	Affiliated Fixed Income Funds – 30.9%

383,113	Nuveen Core Bond Fund (Class I)			4,382,818

94,732	Nuveen High Income Bond Fund (Class I)			791,957

101,599	Nuveen High Yield Municipal Bond Fund (Class I)			1,532,112

314,437	Nuveen Intermediate Term Bond Fund (Class I)			3,279,577

38,720	Nuveen Symphony Credit Opportunities Fund (Class I)			791,060

250,352	Nuveen Total Return Bond Fund (Class I)			2,631,202
	Total Fixed Income Funds (cost $13,130,472)			13,408,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.3%

$128	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $127,617, collateralized by $130,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $135,200	0.010%	1/03/12	$127,617
	Total Short-Term Investments (cost $127,617)			127,617
	Total Investments (cost $42,848,054) – 99.8%			43,329,855
	Other Assets Less Liabilities – 0.2%			80,231
	Net Assets – 100%			$43,410,086

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Conservative Allocation Fund

December 31, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 1.0%

	Non-Affiliated Commodity Funds – 1.0%

14,130	iShares S&P GSCI Commodity-Indexed Trust			$466,007
	Total Commodity Funds (cost $466,127)			466,007
	EQUITY FUNDS – 34.1%

	Affiliated Equity Funds – 34.1%

90,745	Nuveen Equity Income Fund (Class I)			1,208,722

161,182	Nuveen Global Infrastructure Fund (Class I)			1,389,388

315,534	Nuveen International Select Fund (Class I)			2,581,068

28,061	Nuveen Large Cap Growth Opportunities Fund (Class I)			886,454

35,979	Nuveen Large Cap Select Fund (Class I)			421,318

54,010	Nuveen Large Cap Value Fund (Class I)			792,861

23,937	Nuveen Mid Cap Growth Opportunities Fund (Class I)			980,224

37,176	Nuveen NWQ Large-Cap Value Fund (Class I)			612,285

48,181	Nuveen Quantitative Enhanced Core Equity Fund (Class I)			1,011,809

24,578	Nuveen Real Estate Securities Fund (Class I)			466,243

38,284	Nuveen Santa Barbara Dividend Growth Fund (Class I)			933,742

22,275	Nuveen Santa Barbara International Growth Fund (Class I)			548,849

37,472	Nuveen Small Cap Select Fund (Class I)			515,621

205,144	Nuveen Tactical Market Opportunities Fund (Class I)			2,264,794

25,232	Nuveen Tradewinds International Value Fund (Class I)			544,753

21,398	Nuveen Winslow Large Cap Growth Fund (Class I)			644,086
	Total Equity Funds (cost $15,660,003)			15,802,217
	FIXED INCOME FUNDS – 64.3%

	Affiliated Fixed Income Funds – 64.3%

1,219,613	Nuveen Core Bond Fund (Class I)			13,952,373

156,423	Nuveen High Income Bond Fund (Class I)			1,307,696

86,609	Nuveen High Yield Municipal Bond Fund (Class I)			1,306,063

535,611	Nuveen Intermediate Term Bond Fund (Class I)			5,586,425

63,990	Nuveen Symphony Credit Opportunities Fund (Class I)			1,307,316

603,992	Nuveen Total Return Bond Fund (Class I)			6,347,954
	Total Fixed Income Funds (cost $29,234,795)			29,807,827

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%

$215	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $214,874, collateralized by $200,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $223,500	0.010%	1/03/12	$214,874
	Total Short-Term Investments (cost $214,874)			214,874
	Total Investments (cost $45,575,799) – 99.9%			46,290,925
	Other Assets Less Liabilities – 0.1%			38,754
	Net Assets – 100%			$46,329,679

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

December 31, 2011

	Moderate Allocation		Conservative Allocation
Assets
Affiliated investments, at value (cost $41,408,770 and $44,894,798, respectively)		$41,891,217		$45,610,044
Non-affiliated investments, at value (cost $1,439,284 and $681,001, respectively)		1,438,638		680,881
Cash		21,020		5,336
Receivables:
Dividends		103,897		123,562
From Adviser		143,657		135,146
Shares sold		222,186		251,533
Other assets		8,902		14,680
Total assets		43,829,517		46,821,182
Liabilities
Payable for shares redeemed		166,634		248,760
Accrued expenses:
12b-1 distribution and service fees		15,094		16,881
Other		237,703		225,862
Total liabilities		419,431		491,503
Net assets		$43,410,086		$46,329,679
Class A Shares
Net assets		$27,022,795		$33,874,601
Shares outstanding		1,212,811		1,475,424
Net asset value per share		$22.28		$22.96
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$23.64		$24.36
Class B Shares
Net assets		$1,214,639		$667,582
Shares outstanding		54,362		27,023
Net asset value and offering price per share		$22.34		$24.70
Class C Shares
Net assets		$9,476,746		$10,614,092
Shares outstanding		423,872		430,133
Net asset value and offering price per share		$22.36		$24.68
Class R3 Shares
Net assets		$507,981		$47,759
Shares outstanding		22,829		2,135
Net asset value and offering price per share		$22.25		$22.37
Class I Shares
Net assets		$5,187,925		$1,125,645
Shares outstanding		233,264		50,458
Net asset value and offering price per share		$22.24		$22.31
Net assets consist of:
Capital paid-in		$43,223,493		$47,180,657
Undistributed (Over-distribution of) net investment income		210,574		452,637
Accumulated net realized gain (loss)		(505,782)		(2,018,741)
Net unrealized appreciation (depreciation)		481,801		715,126
Net assets		$43,410,086		$46,329,679
Authorized shares Par value per share	$	Unlimited 0.01	$	Unlimited 0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations (Unaudited)

Six Months Ended December 31, 2011

	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$808,094	$900,489
Dividends from non-affiliated investments and interest	16,401	8,229
Total investment income	824,495	908,718
Expenses
Management fees	35,800	36,808
12b-1 service fees – Class A	36,487	44,726
12b-1 distribution and service fees – Class B	7,242	4,025
12b-1 distribution and service fees – Class C	51,412	55,691
12b-1 distribution and service fees – Class R3	1,295	124
Shareholders’ servicing agent fees and expenses	31,208	21,004
Custodian’s fees and expenses	5,955	5,396
Trustees’ fees and expenses	61	46
Professional fees	12,146	13,539
Shareholders’ reports – printing and mailing expenses	22,027	20,551
Federal and state registration fees	25,055	25,585
Merger expense	134,918	128,828
Other expenses	3,195	3,035
Total expenses before expense reimbursement	366,801	359,358
Expense reimbursement	(201,142)	(163,989)
Net expenses	165,659	195,369
Net investment income (loss)	658,836	713,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(264,300)	(80,492)
Non-affiliated investments	83,377	42,364
Distributions from affiliated investment company shares	337,192	245,207
Total net realized gain (loss)	156,269	207,079
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	(3,877,162)	(2,581,332)
Non-affiliated investments	(54,147)	(42,310)
Total change in net unrealized appreciation (depreciation)	(3,931,309)	(2,623,642)
Net realized and unrealized gain (loss)	(3,775,040)	(2,416,563)
Net increase (decrease) in net assets from operations	$(3,116,204)	$(1,703,214)

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Moderate Allocation		Conservative Allocation
	Six Months Ended 12/31/11	Year Ended 6/30/11	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$658,836	$1,080,418	$713,349	$1,180,306
Total net realized gain (loss)	156,269	4,408,842	207,079	2,986,107
Total change in net unrealized appreciation (depreciation)	(3,931,309)	3,356,734	(2,623,642)	2,218,467
Net increase (decrease) in net assets from operations	(3,116,204)	8,845,994	(1,703,214)	6,384,880
Distributions to Shareholders
From net investment income:
Class A	(908,938)	(644,042)	(1,088,588)	(1,103,768)
Class B	(32,144)	(30,584)	(16,322)	(25,810)
Class C	(248,473)	(132,270)	(258,315)	(215,809)
Class R3	(15,760)	(9,499)	(1,438)	(1,352)
Class I	(187,431)	(335,495)	(38,536)	(54,557)
Decrease in net assets from distributions to shareholders	(1,392,746)	(1,151,890)	(1,403,199)	(1,401,296)
Fund Share Transactions
Proceeds from sale of shares	3,484,898	20,662,801	2,572,700	11,902,802
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,067,898	773,093	1,044,369	1,000,328
	4,552,796	21,435,894	3,617,069	12,903,130
Cost of shares redeemed	(12,061,413)	(19,092,544)	(6,057,230)	(11,435,937)
Net increase (decrease) in net assets from Fund share transactions	(7,508,617)	2,343,350	(2,440,161)	1,467,193
Net increase (decrease) in net assets	(12,017,567)	10,037,454	(5,546,574)	6,450,777
Net assets at the beginning of period	55,427,653	45,390,199	51,876,253	45,425,476
Net assets at the end of period	$43,410,086	$55,427,653	$46,329,679	$51,876,253
Undistributed (Over-distribution of) net investment income at the end of period	$210,574	$944,484	$452,637	$1,142,487

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2012(h)	$24.52	$.34	$(1.81)	$(1.47)	$(.77)	$—	$(.77)	$22.28	(5.98)%
2011	21.08	.48	3.47	3.95	(.51)	—	(.51)	24.52	18.77
2010	18.90	.56	2.20	2.76	(.58)	—	(.58)	21.08	14.49
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
Class B (8/96)
2012(h)	24.49	.25	(1.81)	(1.56)	(.59)	—	(.59)	22.34	(6.32)
2011	21.07	.31	3.45	3.76	(.34)	—	(.34)	24.49	17.82
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
Class C (8/96)
2012(h)	24.50	.26	(1.81)	(1.55)	(.59)	—	(.59)	22.36	(6.31)
2011	21.10	.29	3.45	3.74	(.34)	—	(.34)	24.50	17.75
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
Class R3 (8/08)
2012(h)	24.46	.32	(1.82)	(1.50)	(.71)	—	(.71)	22.25	(6.09)
2011	21.08	.45	3.38	3.83	(.45)	—	(.45)	24.46	18.17
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19
2009(g)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(f)
2012(h)	24.51	.36	(1.80)	(1.44)	(.83)	—	(.83)	22.24	(5.87)
2011	21.08	.56	3.43	3.99	(.56)	—	(.56)	24.51	19.00
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68

22	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$27,023	1.40	%*	2.08	%*	.54	%*	2.94	%*	77%
32,234	.82		1.74		.54		2.01		95
25,190	.83		2.32		.54		2.61		13
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61

1,215	2.10	*	1.29	*	1.29	*	2.10	*	77
1,704	1.56		1.04		1.29		1.32		95
2,421	1.58		1.53		1.29		1.82		13
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61

9,477	2.14	*	1.34	*	1.29	*	2.19	*	77
11,618	1.57		.94		1.29		1.22		95
6,354	1.58		1.58		1.29		1.87		13
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61

508	1.67	*	1.87	*	.79	*	2.75	*	77
538	1.06		1.58		.79		1.85		95
142	1.08		2.07		.79		2.36		13
128	1.57	*	2.84	*	.79	*	3.62	*	171

5,188	1.07	*	2.27	*	.29	*	3.05	*	77
9,333	.56		2.07		.29		2.34		95
11,283	.58		2.64		.29		2.93		13
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(h)	For the six months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2012(h)	$24.50	$.37	$(1.16)	$(0.79)	$(0.75)	$—	$(0.75)	$22.96	(3.21)%
2011	22.07	.60	2.54	3.14	(.71)	—	(.71)	24.50	14.29
2010	20.24	.69	1.93	2.62	(.79)	—	(.79)	22.07	12.93
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
Class B (8/96)
2012(h)	26.26	.28	(1.23)	(0.95)	(0.61)	—	(0.61)	24.70	(3.57)
2011	23.67	.44	2.72	3.16	(.57)	—	(.57)	26.26	13.37
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
Class C (8/96)
2012(h)	26.23	.30	(1.24)	(0.94)	(0.61)	—	(0.61)	24.68	(3.54)
2011	23.64	.43	2.73	3.16	(.57)	—	(.57)	26.23	13.38
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
Class R3 (8/08)
2012(h)	23.84	.33	(1.13)	(0.80)	(0.67)	—	(0.67)	22.37	(3.34)
2011	21.49	.48	2.50	2.98	(.63)	—	(.63)	23.84	13.94
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67
2009(g)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(f)
2012(h)	23.84	.38	(1.12)	(0.74)	(0.79)	—	(0.79)	22.31	(3.06)
2011	21.48	.62	2.48	3.10	(.74)	—	(.74)	23.84	14.49
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17

24	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$33,875	1.29	%*	2.42	%*	.62	%*	3.09	%*	75%
37,420	.78		2.34		.62		2.50		89
34,943	.77		2.94		.62		3.09		14
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37

668	1.98	*	1.61	*	1.37	*	2.21	*	75
1,063	1.53		1.55		1.37		1.71		89
1,031	1.53		2.16		1.37		2.32		14
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37

10,614	2.05	*	1.66	*	1.37	*	2.34	*	75
11,589	1.53		1.51		1.37		1.68		89
8,034	1.52		2.22		1.37		2.37		14
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37

48	1.57	*	2.17	*	.87	*	2.87	*	75
51	1.02		1.91		.87		2.06		89
145	1.02		2.71		.87		2.86		14
133	1.35	*	3.59	*	.87	*	4.08	*	166

1,126	1.00	*	2.60	*	.37	*	3.23	*	75
1,753	.53		2.49		.37		2.65		89
1,272	.50		3.20		.37		3.32		14
472	.76		4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525	.97		2.90		.97		2.90		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(h)	For the six months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlates with its risk profile. Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS adjusts portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Fund Reorganizations

The Board of Trustees and Nuveen Strategy Funds, Inc. (the “Company”) has approved the reorganization of (a) Conservative Allocation into Nuveen Strategy Conservative Allocation Fund, a series of the Company, and (b) Moderate Allocation into Nuveen Strategy Balanced Allocation Fund, a series of the Company. Each of Conservative Allocation and Moderate Allocation is referred to as an “Acquired Fund” and each of Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Balanced Allocation Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization was held on December 16, 2011. At this meeting each Fund’s reorganization was approved. The reorganizations occurred after the close of business on January 20, 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated Exchange Traded Funds (“ETFs”) in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on

26	Nuveen Investments

which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2011:

Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,311,021	$—	$—	$1,311,021
Equity Funds	28,482,491	—	—	28,482,491
Fixed Income Funds	13,408,726	—	—	13,408,726
Short-Term Investments		127,617	—	127,617
Total	$43,202,238	$127,617	$—	$43,329,855
Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$466,007	$—	$—	$466,007
Equity Funds	15,802,217	—	—	15,802,217
Fixed Income Funds	29,807,827	—	—	29,807,827
Short-Term Investments	—	214,874	—	214,874
Total	$46,076,051	$214,874	$—	$46,290,925

During the six months ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

28	Nuveen Investments

3. Fund Shares

Transactions in Fund shares were as follows:

	Moderate Allocation
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	83,287	$1,911,952	405,747	$9,750,433
Class A – automatic conversion of Class B Shares	1,164	27,982	18,023	435,503
Class B	1,288	30,989	3,194	76,653
Class C	38,630	885,621	253,153	6,023,931
Class R3	1,249	28,288	20,005	476,687
Class I	25,311	600,066	164,414	3,899,594
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,137	738,967	21,456	515,151
Class B	1,123	25,110	951	22,900
Class C	6,222	139,245	2,445	58,884
Class R3	—	—	2	53
Class I	7,393	164,576	7,346	176,105
	198,804	4,552,796	896,736	21,435,894
Shares redeemed:
Class A	(219,203)	(5,143,435)	(325,759)	(7,880,813)
Class B	(16,478)	(381,079)	(31,431)	(736,904)
Class B – automatic conversion to Class A Shares	(1,167)	(27,982)	(18,018)	(435,503)
Class C	(95,091)	(2,193,312)	(82,621)	(1,988,780)
Class R3	(432)	(9,715)	(4,752)	(113,202)
Class I	(180,173)	(4,305,890)	(326,251)	(7,937,342)
	(512,544)	(12,061,413)	(788,832)	(19,092,544)
Net increase (decrease)	(313,740)	$(7,508,617)	107,904	$2,343,350

	Conservative Allocation
	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	63,167	$1,491,133	182,177	$4,399,756
Class A – automatic conversion of Class B Shares	4,034	95,395	6,494	158,839
Class B	816	20,843	14,281	368,623
Class C	34,485	878,208	203,911	5,297,987
Class R3	—	—	578	13,559
Class I	3,853	87,121	71,583	1,664,038
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,408	812,620	33,309	798,086
Class B	500	12,338	618	15,918
Class C	8,045	198,478	5,842	150,441
Class R3	—	—	—	—
Class I	939	20,933	1,540	35,883
	151,247	3,617,069	520,333	12,903,130
Shares redeemed:
Class A	(154,491)	(3,650,074)	(277,679)	(6,674,735)
Class B	(10,985)	(282,740)	(11,927)	(309,680)
Class B – automatic conversion to Class A Shares	(3,772)	(95,395)	(6,060)	(158,839)
Class C	(54,277)	(1,380,029)	(107,748)	(2,786,625)
Class R3	—	—	(5,212)	(123,190)
Class I	(27,875)	(648,992)	(58,791)	(1,382,868)
	(251,400)	(6,057,230)	(467,417)	(11,435,937)
Net increase (decrease)	(100,153)	$(2,440,161)	52,916	$1,467,193

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

4. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended December 31, 2011, were as follows:

	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$30,188,000	$33,719,000
Non-affiliated investments	6,100,755	2,490,423

Sales and maturities:
Affiliated investments	37,567,546	35,161,563
Non-affiliated investments	5,549,120	3,547,352

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Moderate Allocation	Conservative Allocation
Cost of investments	$43,390,008	$45,754,098
Gross unrealized:
Appreciation	$815,940	$896,377
Depreciation	(876,093)	(359,550)
Net unrealized appreciation (depreciation) of investments	$(60,153)	$536,827

Permanent differences primarily due to reclassification of proceeds from the redemption of an underlying fund, that would be treated for tax purposes as ordinary income or return of capital, reclassification of litigation proceeds and tax reclassification of dividends from investment in regulated investment companies resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ last tax year end, as follows:

	Moderate Allocation	Conservative Allocation
Capital paid-in	$(1,233)	$(4)
Undistributed (Over-distribution of) net investment income	387,072	(18,598)
Accumulated net realized gain (loss)	(385,839)	18,602

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ last tax year end, were as follows:

	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$944,484	$1,142,487
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	Moderate Allocation	Conservative Allocation
Distributions from net ordinary income*	$1,151,890	$1,401,296
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

30	Nuveen Investments

At June 30, 2011, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2016	$—	$718,494
June 30, 2017	—	1,329,027
June 30, 2018	120,097	—
Total	$120,097	$2,047,521

During the Fund’s last tax year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows:

	Moderate Allocation	Conservative Allocation
Utilized capital loss carryforwards	$3,353,361	$2,908,499

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets for each share class and for the time periods stated, as set forth in the following table:

	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Moderate Allocation	.29%	October 31, 2012	N/A
Conservative Allocation	.37	October 31, 2012	N/A

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Moderate Allocation	Conservative Allocation
Sales charges collected	$16,591	$20,628
Paid to financial intermediaries	14,475	17,995

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Moderate Allocation	Conservative Allocation
Commission advances	$3,441	$2,972

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Moderate Allocation	Conservative Allocation
12b-1 fees retained	$15,413	$12,629

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2011, as follows:

	Moderate Allocation	Conservative Allocation
CDSC retained	$2,461	$1,369

7. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Capital Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

Citigroup 3-Month U.S. Treasury Bill Index: An unmanaged index representing monthly return equivalents of yield averages of the last three months U.S. Treasury bill issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

Conservative Allocation Composite Index: An index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of distributions and do not include the effects of any applicable sales charges or management fees. You cannot invest directly in a composite index.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: The average annualized total return for all the reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. The Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average contained 448, 437, 317 and 103 funds during the 6-month, 1-year, 5-year and 10-year periods ended ended December 31, 2011, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: The average annualized total return for all the reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average contained 201, 490, 400 and 185 funds during the 6-month, 1-year, 5-year and 10-year periods ended ended December 31, 2011, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index: A free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Moderate Allocation Composite Index: An index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not include the effects of any applicable sales charges. You cannot invest directly in a composite index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. You cannot invest directly in an index.

34	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-ALL0-1211P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Semi-Annual Report

December 31, 2011

Nuveen NWQ Equity Income Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has approximately 30 years of corporate finance and investment management experience. Here Jon talks about his management strategies and the performance of the Fund for the period ending December 31, 2011.

How did the Fund perform during the six-month period ending December 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund’s Class A Shares for the six-month, one-year and since inception periods ended December 31, 2011. The Fund’s Class A Share total returns are compared with the performance of a corresponding market index and peer group average. A more detailed account of the Fund’s performance is provided later in this report.

What is the Fund’s investment strategy?

The Fund is designed to seek high current income and capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund does not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 25% of its net assets in non-U.S. equity securities. The Fund also has the ability to write (sell) covered call options.

How did this strategy influence performance?

The Fund’s Class A Shares at net asset value underperformed the comparative Lipper Category and the Russell 1000 Value Index over the six-month period ending December 31, 2011.

Several positions positively contributed to performance, including Motorola Mobility. In August 2011, the company received an all-cash takeover offer from Google Inc. at $40 per share, which represented a 63% premium to the stock’s previous day closing price. The catalyst for the acquisition was Motorola’s extensive patent portfolio, which Google plans to use to protect its Android franchise. We had increased our position in Motorola Mobility in March 2011 based on our belief that the shares were undervalued given the

Nuveen Investments	5

attractiveness of the company’s patent portfolio, and subsequently eliminated the entire position after the acquisition was announced.

Also contributing positively to performance was Cisco Systems. The company appreciated on indications that its recently enacted strategic restructuring plan is beginning to gain traction as trends in its switching business have stabilized and sales execution and gross margins have improved. A significant headwind for the company also is showing signs of abating as competitor Hewlett Packard is acting more rationally in the networking and server markets by implementing less aggressive pricing.

Lastly, CVS Caremark Corp. outperformed as the company is well-positioned to have another strong selling season at its Caremark pharmacy benefit manager (PBM), given dislocations caused by the proposed merger of its competitors Express Scripts and Medco. Additionally, we expect the company may deliver attractive growth in the second half of 2012 from ongoing streamlining benefits and a sequential ramp up in profitability as several blockbuster drugs such as Lipitor, Lexapro, Seroquel, and Plavix go generic.

Stocks of large international banks, including Citigroup, showed uneven performance as they continued to be pressured by concerns such as the European debt crisis, ongoing implementation of new regulations, and an overall weak capital markets and trading environment. For the banking sector, although economic uncertainty and the low interest rate environment continued to weigh on the group, many operating metrics continued to strengthen as capital and reserve levels are near all time highs and loan growth is emerging. We believe that Citigroup is a significantly stronger company (capital, loss reserves) than it was going into the 2008 financial crisis.

Despite stability in its life and international mortgage divisions, Genworth Financial declined as its U.S. mortgage insurance business struggled given the lingering housing market. Weakness in this division has loomed over the company’s efforts to recover from the 2008 financial crisis. Genworth is on track for a partial IPO of its Australian mortgage insurance business in the first half of 2012, with proceeds that could be used for debt repayment or share buyback. We believe there is an increasing sense of urgency by management to address the company’s business mix, balance sheet, and financial flexibility to increase shareholder value. The company has recently taken action to monetize additional assets as well.

General Motors (GM) declined as the company provided cautious guidance due to struggles with restructuring efforts at its European and Brazilian operations. While GM Europe remains a challenge as weak demand and structural overcapacity is pressuring margins, a new product lineup coming out in 2013 that will replace the GMT900 truck platform looks very promising. Overall, we believe the GM investment case remains attractive as the company has a healthy balance sheet in our opinion, and we think it is well positioned in emerging markets, particularly China.

During the period, we initiated new positions in General Electric, Paccar, and Talisman Energy. Paccar is the fifth largest manufacturer of medium and heavy trucks worldwide, and historically has been recognized for its premium brands (DAF, Kenworth, Peterbilt) and strong profitability. Recently, the stock has been pressured as the company has reported declining incremental margins, causing investors to question the structural

6	Nuveen Investments

profitability of the firm. We believe profitability remains intact given an expected truck replacement cycle due to an aging in-force fleet as well as recent cost reductions and restructuring efforts. We believe shares of Paccar offer some potential for limiting losses, given its strong free cash flow, an attractive balance sheet, and minimal pension obligations. We purchased Canadian-based Talisman Energy on price weakness brought on by lowered production results due to short-term operational issues at its Yme project in the North Sea. We believe that the company continues to demonstrate solid execution on many key projects and that its valuation does not reflect its resource potential, both in shale gas and international exploration.

We tendered 85% of our Amgen stock in a Dutch auction at $60 per share, and sold the remaining shares shortly thereafter. Although we believe Amgen has an attractive valuation with a solid drug pipeline that includes denosumab for the treatment of bone loss, the company faces a number of regulatory and competitive headwinds going forward that caused us to be more cautious. We eliminated defense contractor Lockheed Martin on concerns that reductions in defense spending by the U.S. government will result in margin headwinds. Lockheed Martin has a concentrated exposure to the F-35 Joint Strike Fighter program which is at risk for a slower production ramp up, lower total purchased quantities, and margin compression. Also eliminated during the period were Hewlett Packard and Nucor Corp.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Convertible securities involve risks as the value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities. The value of call options sold (written) will be affected by, among other things, changes in the value of the securities or indexes underlying the options and the remaining time to the options’ expiration. By writing call options, the Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options.

Nuveen Investments	7

Fund Performance and Expense Ratios (Unaudited)

Nuveen NWQ Equity Income Fund

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-8.02%	-3.87%	6.61%
Class A Shares at maximum Offering Price	-13.31%	-9.40%	3.90%
Russell 1000 Value Index***	-5.22%	0.39%	8.62%
Lipper Equity Income Funds Classification Average***	-3.12%	3.07%	10.70%

Class C Shares	-8.38%	-4.60%	5.81%
Class R3 Shares	-8.14%	-4.12%	6.35%
Class I Shares	-7.91%	-3.67%	6.87%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.29%	1.13%
Class C Shares	6.04%	1.88%
Class R3 Shares	5.54%	1.38%
Class I Shares	5.04%	0.88%

The investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 9/15/09.

***	Refer to the Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

Holding Summaries (Unaudited) as of December 31, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation1

Portfolio Composition[1]
Pharmaceuticals	18.1%
Insurance	17.0%
Media	10.0%
Oil, Gas, & Consumable Fuels	8.7%
Software	7.2%
Metals & Mining	6.7%
Diversified Financial Services	5.5%
Communications Equipment	4.8%
Machinery	2.9%
Other	19.1%

Top Five Common Stock Holdings[2]
Pfizer Inc.	5.9%
Sanofi-Aventis, Sponsored ADR	5.4%
CA Inc.	4.7%
AngloGold Ashanti Limited, Sponsored ADR	3.6%
Viacom Inc., Class B	3.4%

1	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of December 31, 2011. Holdings are subject to change.

Nuveen Investments	9

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$919.80	$916.20	$918.60	$920.90	$1,019.46	$1,015.69	$1,018.20	$1,020.71
Expenses Incurred During Period	$5.45	$9.06	$6.66	$4.25	$5.74	$9.53	$7.00	$4.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38% and .88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund

December 31, 2011

Shares	Description (1)	Value
	COMMON STOCKS – 96.5%

	Aerospace & Defense – 2.5%

500	Raytheon Company	$24,190
	Automobiles – 1.8%

850	General Motors Company, (2)	17,230
	Commercial Banks – 2.6%

900	Wells Fargo & Company	24,804
	Commercial Services & Supplies – 1.6%

850	Pitney Bowes Inc.	15,759
	Communications Equipment – 4.8%

1,450	Cisco Systems, Inc.	26,216

446	Motorola Solutions Inc.	20,645
	Total Communications Equipment	46,861
	Diversified Financial Services – 5.5%

1,200	Citigroup Inc.	31,572

665	JP Morgan Chase & Co.	22,111
	Total Diversified Financial Services	53,683
	Diversified Telecommunication Services – 1.1%

2,100	Frontier Communications Corporation	10,815
	Food & Staples Retailing – 2.1%

500	CVS Caremark Corporation	20,390
	Industrial Conglomerates – 1.3%

700	General Electric Company	12,537
	Insurance – 13.0%

2,600	Genworth Financial Inc., Class A, (2)	17,030

1,810	Hartford Financial Services Group, Inc.	29,413

450	Loews Corporation	16,943

850	MetLife, Inc.	26,503

1,100	Symetra Financial Corporation	9,977

1,250	Unum Group	26,338
	Total Insurance	126,204
	Machinery – 2.9%

400	Ingersoll Rand Company Limited, Class A	12,188

425	PACCAR Inc.	15,925
	Total Machinery	28,113
	Media – 10.1%

2,100	Interpublic Group Companies, Inc.	20,433

1,650	National CineMedia, Inc.	20,460

700	Time Warner Inc.	25,298

700	Viacom Inc., Class B	31,787
	Total Media	97,978
	Metals & Mining – 6.7%

800	AngloGold Ashanti Limited, Sponsored ADR	33,960

700	Barrick Gold Corporation, (6)	31,675
	Total Metals & Mining	65,635

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund (continued)

December 31, 2011

Shares	Description (1)				Value
	Oil, Gas, & Consumable Fuels – 8.8%

200	Exxon Mobil Corporation				$16,952

225	Occidental Petroleum Corporation				21,083

1,700	Talisman Energy Inc.				21,675

500	Total SA, Sponsored ADR				25,555
	Total Oil, Gas, & Consumable Fuels				85,265
	Pharmaceuticals – 18.2%

600	GlaxoSmithKline PLC, Sponsored ADR				27,378

675	Merck & Company Inc.				25,448

2,550	Pfizer Inc.				55,178

1,375	Sanofi-Aventis, Sponsored ADR				50,243

475	Teva Pharmaceutical Industries Limited, Sponsored ADR				19,171
	Total Pharmaceuticals				177,418
	Professional Services – 1.2%

400	Nielsen Holdings BV, (2)				11,876
	Real Estate Investment Trust – 0.8%

800	Redwood Trust Inc.				8,144
	Software – 7.2%

2,175	CA Inc.				43,968

1,000	Microsoft Corporation				25,960
	Total Software				69,928
	Tobacco – 1.8%

225	Philip Morris International				17,658
	Wireless Telecommunication Services – 2.5%

850	Vodafone Group PLC, Sponsored ADR				23,826
	Total Common Stocks (cost $960,965)				938,314

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 4.1%
	Insurance – 4.1%

$40	Genworth Financial Inc.	5.750%	6/15/14	BBB	$39,550
	Total Corporate Bonds (cost $37,910)				39,550
	Total Investments (cost $998,875) – 100.6%				977,864
	Other Assets Less Liabilities – (0.6)% (4)				(5,462)
	Net Assets – 100%				$972,402

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value
(3)	Barrick Gold Corporation	$(15,750)	1/21/12	$52.5	$(26)
(3)	Total Call Options Written (premiums received $996)	$(15,750)			$(26)

12	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Other Assets Less Liabilities includes value of derivative instruments as noted within Investments in Derivatives at December 31, 2011.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(6)	Investment, or portion of investment, has been pledged as collateral for call option written during and as of the end of the reporting period.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

December 31, 2011

Assets
Investments, at value (cost $998,875)	$977,864
Cash	5,928
Receivables:
Dividends	3,340
From Adviser	3,153
Interest	102
Reclaims	89
Total assets	990,476
Liabilities
Call options written, at value (premiums received $996)	26
Accrued expenses:
12b-1 distribution and service fees	377
Professional fees	7,638
Shareholders’ reports – printing and mailing expenses	8,175
Other	1,858
Total liabilities	18,074
Net assets	$972,402
Class A Shares
Net assets	$243,125
Shares outstanding	12,500
Net asset value per share	$19.45
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.64
Class C Shares
Net assets	$243,030
Shares outstanding	12,500
Net asset value and offering price per share	$19.44
Class R3 Shares
Net assets	$243,092
Shares outstanding	12,500
Net asset value and offering price per share	$19.45
Class I Shares
Net assets	$243,155
Shares outstanding	12,500
Net asset value and offering price per share	$19.45
Net assets consist of:
Capital paid-in	$998,320
Undistributed (Over-distribution of) net investment income	437
Accumulated net realized gain (loss)	(6,314)
Net unrealized appreciation (depreciation)	(20,041)
Net assets	$972,402
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2011

Dividend and Interest Income (net of foreign tax withheld of $260)	$15,720
Expenses
Management fees	3,604
12b-1 service fees – Class A	332
12b-1 distribution and service fees – Class C	1,328
12b-1 distribution and service fees – Class R3	664
Shareholders’ servicing agent fees and expenses	109
Custodian’s fees and expenses	1,458
Trustees’ fees and expenses	15
Professional fees	7,633
Shareholders’ reports – printing and mailing expenses	8,241
Other expenses	2,076
Total expenses before custodian fee credit and expense reimbursement	25,460
Custodian fee credit	(10)
Expense reimbursement	(18,459)
Net expenses	6,991
Net investment income (loss)	8,729
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(907)
Change in net in unrealized appreciation (depreciation) of:
Investments	(107,970)
Call options written	970
Net realized and unrealized gain (loss)	(107,907)
Net increase (decrease) in net assets from operations	$(99,178)

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/11	Year Ended 6/30/11
Operations
Net investment income (loss)	$8,729	$15,032
Net realized gain (loss) from:
Investments	(907)	78,517
Call options written	—	13,904
Change in net unrealized appreciation (depreciation) of:
Investments	(107,970)	138,525
Call options written	970	(205)
Net increase (decrease) in net assets from operations	(99,178)	245,773
Distributions to Shareholders
From net investment income:
Class A	(2,395)	(4,536)
Class C	(1,400)	(2,404)
Class R3	(2,063)	(3,824)
Class I	(2,728)	(5,249)
From accumulated net realized gains:
Class A	(24,562)	(10,394)
Class C	(24,562)	(10,394)
Class R3	(24,562)	(10,394)
Class I	(24,562)	(10,394)
Decrease in net assets from distributions to shareholders	(106,834)	(57,589)
Fund Share Transactions
Net proceeds from sale of shares	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—
Net increase (decrease) in net assets	(206,012)	188,184
Net assets at the beginning of period	1,178,414	990,230
Net assets at the end of period	$972,402	$1,178,414
Undistributed (Over-distribution of) net investment income at the end of period	$437	$294

See accompanying notes to financial statements.

16	Nuveen Investments

Financial Highlights

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/09)
2012(f)	$23.57	$.19	$(2.15)	$(1.96)	$(.19)	$(1.97)	$(2.16)	$19.45	(8.02)%
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57	25.34
2010(e)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81	.48
Class C (9/09)
2012(f)	23.56	.11	(2.15)	(2.04)	(.11)	(1.97)	(2.08)	19.44	(8.38)
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43
2010(e)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2012(f)	23.57	.17	(2.15)	(1.98)	(.17)	(1.97)	(2.14)	19.45	(8.14)
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09
2010(e)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2012(f)	23.57	.22	(2.15)	(1.93)	(.22)	(1.97)	(2.19)	19.45	(7.91)
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64
2010(e)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

18	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$243	4.60	%*	(1.64	)%*	1.13	%*	1.83	%*	11%
295	5.29		(2.65)		1.13		1.51		44
248	3.79	*	(.82	)*	1.14	*	1.83	*	24

243	5.35	*	(2.39	)*	1.88	*	1.08	*	11
294	6.04		(3.40)		1.88		.76		44
248	4.54	*	(1.57	)*	1.89	*	1.08	*	24

243	4.85	*	(1.90	)*	1.38	*	1.58	*	11
295	5.54		(2.90)		1.38		1.26		44
248	4.04	*	(1.07	)*	1.39	*	1.58	*	24

243	4.35	*	(1.39	)*	.88	*	2.08	*	11
295	5.04		(2.40)		.88		1.76		44
248	3.54	*	(.57	)*	.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade only in limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represents a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

20	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2011, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential of its stock portfolio. The average notional amount of call options written during the six months ended December 31, 2011, was ($10,500). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on call options written.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$938,314	$—	$—	$938,314
Corporate Bonds	—	39,550	—	39,550
Derivatives:
Call Options Written	(26)	—	—	(26)
Total	$938,288	$39,550	$—	$977,838

During the six months ended December 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$26

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$—

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$970

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/11		Year Ended 6/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended December 31, 2011, aggregated $114,492 and $211,848, respectively.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

Transactions in call options written during the six months ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	3	996
Call options terminated in closing purchase transactions	—	—
Call options expired	—	—
Call options exercised	—	—
Outstanding, end of period	3	$996

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$999,581
Gross unrealized:
Appreciation	$84,151
Depreciation	(105,868)
Net unrealized appreciation (depreciation) of investments	$(21,717)

Permanent differences, primarily due to federal taxes paid and distribution reclass, resulted in reclassifications among the Fund’s components of net assets at June 30, 2011, the Fund’s last tax year-end, as follows:

Capital paid-in	$(421)
Undistributed (Over-distribution of) net investment income	(1)
Accumulated net realized gain (loss)	422

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$56,415
Undistributed net long-term capital gains	43,250

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Undistributed net ordinary income has not been reduced for the dividend declared June 1, 2011 and paid on July 1, 2011.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$56,860
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

24	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2011, the complex-level fee rate for the Fund was .1767%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund and its options strategy. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended December 31, 2011, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

At December 31, 2011, Nuveen owned shares of the Fund as follows:

Class A Shares	12,500
Class C Shares	12,500
Class R3 Shares	12,500
Class I Shares	12,500

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	25

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. The Lipper Equity Income Funds Classification Average contained 300, 285 and 252 funds during the 6-month, 1-year and since inception periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

26	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	27

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NEQI-1211P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 9, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 9, 2012